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           ----------------------------------------------------------


                         INSIGNIA FINANCIAL GROUP, INC.
                                   as Issuer

                                       TO

                  FIRST UNION NATIONAL BANK OF SOUTH CAROLINA
                                   as Trustee



                                   INDENTURE

                          dated as of November 1, 1996


                   6 1/2% Convertible Subordinated Debentures
                                    Due 2016


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                               TABLE OF CONTENTS
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                                                                                                                Page
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ARTICLE I  DEFINITIONS............................................................................................1

   SECTION 1.1 Definitions........................................................................................1

ARTICLE II  ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES.....................................9

   SECTION 2.1 Designation and Principal Amount...................................................................9
   SECTION 2.2 Form of Debentures; Initial Issuance to Property Trustee...........................................9
   SECTION 2.3 Denomination of Debentures; Payment of Interest; Extension of Interest Payment Period.............11
   SECTION 2.4 Execution, Authentication, Delivery and Dating....................................................14
   SECTION 2.5 Registration, Registration of Transfer and Exchange...............................................15
   SECTION 2.6 Mutilated, Destroyed, Lost and Stolen Debentures..................................................16
   SECTION 2.7 Temporary Debentures..............................................................................16
   SECTION 2.8 Persons Deemed Owners.............................................................................17
   SECTION 2.9 Cancellation......................................................................................17

ARTICLE III  REDEMPTION OF DEBENTURES............................................................................17

   SECTION 3.1 Optional Redemption by Company....................................................................17
   SECTION 3.2 Tax Event Redemption..............................................................................18
   SECTION 3.3 Applicability of Article..........................................................................19
   SECTION 3.4 No Sinking Fund...................................................................................19
   SECTION 3.5 Election to Redeem; Notice to Trustee.............................................................19
   SECTION 3.6 Selection by Trustee of Debentures to Be Redeemed.................................................19
   SECTION 3.7 Notice of Redemption..............................................................................20
   SECTION 3.8 Deposit of Redemption Price.......................................................................20
   SECTION 3.9 Debentures Payable on Redemption Date.............................................................21
   SECTION 3.10 Debentures Redeemed in Part......................................................................21

ARTICLE IV  SUBORDINATION OF DEBENTURES..........................................................................21

   SECTION 4.1 Debentures Subordinate to Senior Indebtedness.....................................................21
   SECTION 4.2 Payment Over of Proceeds Upon Dissolution, Etc....................................................21
   SECTION 4.3 Prior Payment to Senior Indebtedness Upon Acceleration of Debentures..............................22
   SECTION 4.4 No Payment When Senior Indebtedness in Default....................................................23
   SECTION 4.5 Payment Permitted in Certain Situations...........................................................23
   SECTION 4.6 Subrogation to Rights of Holders of Senior Indebtedness...........................................23
   SECTION 4.7 Provisions Solely to Define Relative Rights.......................................................24
   SECTION 4.8 Trustee to Effectuate Subordination...............................................................24
   SECTION 4.9 No Waiver of Subordination Provisions.............................................................24
   SECTION 4.10 Notice to Trustee................................................................................25
   SECTION 4.11 Reliance on Judicial Order or Certificate of Liquidating Agent...................................25
   SECTION 4.12 Trustee Not Fiduciary for Holders of Senior Indebtedness.........................................26
   SECTION 4.13 Rights of Trustee as Holder of Senior Indebtedness, Preservation of Trustee's Rights.............26
   SECTION 4.14 Article Applicable to Paying Agents..............................................................26
   SECTION 4.15 Certain Conversions Deemed Payment...............................................................26

ARTICLE V  CERTAIN COVENANTS.....................................................................................27

   SECTION 5.1 Payment of Principal, Premium and Interest........................................................27
   SECTION 5.2 Maintenance of Office or Agency...................................................................27
   SECTION 5.3 Money for Debentures Payments to Be Held in Trust.................................................27

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   SECTION 5.4 Existence.........................................................................................28
   SECTION 5.5 Statement by Officers as to Default...............................................................29
   SECTION 5.6 Limitation on Dividends and Other Payments........................................................29
   SECTION 5.7 Covenants as to the Insignia Trust................................................................29
   SECTION 5.8 Payment of Expenses of the Insignia Trust.........................................................30
   SECTION 5.9 Registration Rights...............................................................................30

ARTICLE VI  HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY....................................................31

   SECTION 6.1 Company to Furnish Trustee Names and Addresses of Holders.........................................31
   SECTION 6.2 Preservation of Information; Communications to Holders............................................32
   SECTION 6.3 Reports by Trustee................................................................................33
   SECTION 6.4 Reports by Company................................................................................33

ARTICLE VII  DEFAULTS AND REMEDIES...............................................................................34

   SECTION 7.1 Events of Default.................................................................................34
   SECTION 7.2 Acceleration of Maturity; Rescission and Annulment................................................35
   SECTION 7.3 Collection of Indebtedness and Suits for Enforcement by Trustee...................................36
   SECTION 7.4 Trustee May File Proofs of Claim..................................................................37
   SECTION 7.5 Trustee May Enforce Claims Without Possession of Debentures.......................................37
   SECTION 7.6 Application of Money Collected....................................................................37
   SECTION 7.7 Limitation on Suits...............................................................................38
   SECTION 7.8 Unconditional Right of Holders to Receive Principal and Interest and to Convert...................38
   SECTION 7.9 Restoration of Rights and Remedies................................................................39
   SECTION 7.10 Rights and Remedies Cumulative...................................................................39
   SECTION 7.11 Delay or Omission Not Waiver.....................................................................39
   SECTION 7.12 Control by Holders of Debentures.................................................................39
   SECTION 7.13 Waiver of Past Defaults..........................................................................39
   SECTION 7.14 Undertaking for Costs............................................................................40
   SECTION 7.15 Waiver of Stay or Extension Laws.................................................................40
   SECTION 7.16 Enforcement by Holders of Convertible Preferred Securities.......................................41

ARTICLE VIII  CONCERNING THE TRUSTEE.............................................................................41

   SECTION 8.1 Duties and Responsibilities of the Trustee; During Default; Prior to Default......................41
   SECTION 8.2 Certain Rights of Trustee.........................................................................42
   SECTION 8.3 Not Responsible for Recitals or Issuance of Debentures............................................43
   SECTION 8.4 May Hold Debentures...............................................................................43
   SECTION 8.5 Money Held in Trust...............................................................................44
   SECTION 8.6 Compensation and Reimbursement....................................................................44
   SECTION 8.7 Resignation and Removal; Appointment of Successor.................................................44
   SECTION 8.8 Acceptance of Appointment by Successor............................................................46
   SECTION 8.9 Disqualification; Conflicting Interests...........................................................46
   SECTION 8.10 Corporate Trustee Required; Eligibility..........................................................46
   SECTION 8.11 Preferential Collection of Claims Against Company................................................46
   SECTION 8.12 Merger, Conversion, Consolidation or Succession to Business......................................47
   SECTION 8.13 Appointment of Authenticating Agent..............................................................47
   SECTION 8.14. Notice of Defaults..............................................................................48

ARTICLE IX  ACTS OF HOLDERS......................................................................................48

   SECTION 9.1 Acts of Holders...................................................................................48

ARTICLE X  MEETINGS OF HOLDERS OF DEBENTURES.....................................................................50

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   SECTION 10.1 Purposes for Which Meetings May be Called........................................................50
   SECTION 10.2 Call, Notice and Place of Meetings...............................................................50
   SECTION 10.3 Persons Entitled to Vote at Meetings.............................................................50
   SECTION 10.4 Quorum; Action...................................................................................51
   SECTION 10.5 Determination of Voting Rights; Conduct and Adjournment of Meetings..............................51
   SECTION 10.6 Counting Votes and Recording Action of Meetings..................................................52

ARTICLE XI  SUPPLEMENTAL INDENTURES..............................................................................52

   SECTION 11.1 Supplemental Indentures Without Consent of Holders...............................................52
   SECTION 11.2 Supplemental Indentures With Consent of Holders..................................................53
   SECTION 11.3 Execution of Supplemental Indentures.............................................................54
   SECTION 11.4 Effect of Supplemental Indentures................................................................54
   SECTION 11.5 Conformity with Trust Indenture Act..............................................................54
   SECTION 11.6 Reference in Debentures to Supplemental Indentures...............................................54

ARTICLE XII  CONSOLIDATION, MERGER, SALE OR CONVEYANCE...........................................................55

   SECTION 12.1 Company May Consolidate, Etc. on Certain Terms...................................................55
   SECTION 12.2 Successor Corporation Substituted................................................................55
   SECTION 12.3 Opinion of Counsel to Trustee....................................................................56

ARTICLE XIII  SATISFACTION AND DISCHARGE.........................................................................56

   SECTION 13.1 Satisfaction and Discharge of Indenture..........................................................56
   SECTION 13.2 Application of Trust Money.......................................................................57

ARTICLE XIV  IMMUNITY OF INCORPORATORS, SHAREHOLDERS,  OFFICERS, DIRECTORS AND EMPLOYEES.........................57


ARTICLE XV  CONVERSION OF CONVERTIBLE DEBENTURES.................................................................58

   SECTION 15.1 Conversion Rights................................................................................58
   SECTION 15.2 Conversion Procedures............................................................................58
   SECTION 15.3 Conversion Price Adjustments.....................................................................59
   SECTION 15.4 Merger, Consolidation, or Sale of Assets.........................................................64
   SECTION 15.5 Notice of Adjustments of Conversion Price........................................................64
   SECTION 15.6 Prior Notice of Certain Events...................................................................65
   SECTION 15.7 Dividend or Interest Reinvestment Plans..........................................................65
   SECTION 15.8 Certain Additional Rights........................................................................66
   SECTION 15.9 Reservation of Shares of Common Stock............................................................66
   SECTION 15.10 Payment of Certain Taxes upon Conversion........................................................66
   SECTION 15.11 Nonassessability................................................................................67
   SECTION 15.12 Duties of Trustee Regarding Conversion..........................................................67
   SECTION 15.13 Repayment of Certain Funds upon Conversion......................................................67
   SECTION 15.14 Restrictions on Common Stock Issuable Upon Conversion...........................................67

ARTICLE XVI  MISCELLANEOUS PROVISIONS............................................................................68

   SECTION 16.1 Compliance Certificates and Opinions.............................................................68
   SECTION 16.2 Form of Documents Delivered to Trustee...........................................................68
   SECTION 16.3 Notices, Etc., to Trustee and Company............................................................69
   SECTION 16.4 Notice to Holders of Debentures; Waiver..........................................................69
   SECTION 16.5 Language of Notices, Etc.........................................................................70
   SECTION 16.6 Conflict with Required Provisions of the Trust Indenture Act.....................................70

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   SECTION 16.7 Effect of Headings and Table of Contents.........................................................70
   SECTION 16.8 Successors and Assigns...........................................................................70
   SECTION 16.9 Separability Clause..............................................................................70
   SECTION 16.10 Benefits of Indenture...........................................................................70
   SECTION 16.11 Governing Law...................................................................................70
   SECTION 16.12 Legal Holidays..................................................................................70
   SECTION 16.13 Execution in Counterparts.......................................................................71

Exhibit A:  Form of Debenture
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                                      iv

         INDENTURE, dated as of November 1, 1996, between Insignia Financial Group, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company," as more fully defined in Section 1.1), having its principal office at One Insignia Financial Plaza, Post Office Box 1089, Greenville, South Carolina 29602, and First Union National Bank of South Carolina, a national banking association having its principal corporate trust office at 1441 Main Street, Fourth Floor, Columbia, South Carolina, as Trustee (herein called the "Trustee," as more fully defined in Section 1.1).

                            RECITALS OF THE COMPANY:

         WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue of its 6 1/2% Convertible Subordinated Debentures due 2016 (hereinafter sometimes called the "Debentures"), in an aggregate principal amount not to exceed $134,020,650 (or up to $154,123,750 if the overallotment option granted under the Purchase Agreement is exercised in full) and, to provide the terms and conditions upon which the Debentures are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and

         WHEREAS, the Debentures, the certificate of authentication to be borne by the Debentures, and the form of assignment, and the form of conversion notice to be borne by the Debentures are to be substantially in the forms hereinafter provided for; and

         WHEREAS, all acts and things necessary to make the Debentures, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Debentures have in all respects been duly authorized.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         That in order to declare the terms and conditions upon which the Debentures are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Debentures by the Holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective Holders from time to time of the Debentures (except as otherwise provided below), as follows:


                                   ARTICLE I

                                  DEFINITIONS


         SECTION 1.1    DEFINITIONS

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

              (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;





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              (b) all other terms used herein which are defined in the Trust
         Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

              (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation;

              (d) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

              (e) headings are for convenience of reference only and do not affect interpretation; and

              (f) the following terms have the meanings given to them in the
         Declaration: (i) Clearing Agency; (ii) Common Stock; (iii) Conversion Agent; (iv) Convertible Preferred Security Certificate; (v) Delaware Trustee; (vi) Dissolution Tax Opinion; (vii) DTC; (viii) Investment Company Event; (ix) No-Recognition Opinion; (x) Property Trustee;
         (xi) Purchase Agreement; (xii) Redemption Tax Opinion; (xiii) Regular Trustees; (xiv) Special Event; and (xv) Tax Event.

         "Act," when used with respect to any Holder of a Debenture, has the meaning specified in Section 9.1.

         "Actual Knowledge" means, with respect to the Trustee's knowledge of an occurrence, receipt by a Responsible Officer of the Trustee of written notice of such occurrence from the Company or a Holder or Holders of at least ten percent (10%) of the Outstanding principal amount of the Debentures.

         "Additional Interest" has the meaning specified in Section 2.3(b).

         "Additional Payment" means any Additional Interest, Compounded Interest, or Liquidated Damages.

         "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act of 1933, as amended, or any successor rule thereunder.

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 8.13 to act on behalf of the Trustee to authenticate Debentures.

         "Authorized Newspaper" means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used, or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

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         "Board Resolution" means a copy of a resolution certified by the
Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Book-Entry Debenture" means a Debenture evidencing all or part of the Debentures, issued to the Depositary or its nominee, and registered in the name of such Depositary or nominee.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to close or be closed.

         "Cedel S.A." means Cedel Bank, Societe Anonyme, or its successor.

         "Closing Price" of any common stock on any day shall mean the last reported sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices regular way of such common stock, in each case on the NYSE Composite Tape or, if the common stock is not listed or admitted to trading on such exchange, on the principal national securities exchange on which such common stock is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors of the Company for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors.

         "Commission" means the United States Securities and Exchange
Commission.

         "Common Securities" means undivided beneficial interests in the assets of the Insignia Trust which rank pari passu with the Convertible Preferred Securities issued by the Insignia Trust; provided, however, that, upon the occurrence of an event of default under the Declaration, the rights of holders of Common Securities to payment in respect to distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of the Convertible Preferred Securities.

         "Common Securities Guarantee" means any Guarantee that the Company enters into with the Property Trustee or other Persons that operates directly or indirectly for the benefit of holders of the Common Securities.

         "Common Stock" includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. Subject to the anti-dilution provisions of any Debenture, however, shares of Common Stock issuable on conversion of a Debenture shall include only shares of the class designated as Class A Common Stock of the Company at the date hereof or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of the payment of dividends or the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company, provided, however, that, if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of such classes resulting from all such reclassifications.

         "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

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         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by the Chairman of the Board of Directors or the President or any Vice Chairman or any Vice President and by the Treasurer or the Secretary or any Assistant Treasurer or any Assistant Secretary of the Company and delivered to the Trustee.

         "Compounded Interest" has the meaning specified in Section 2.3(c).

         "Conversion Price" has the meaning specified in Section 15.1.

         "Convertible Preferred Securities" means undivided beneficial interests in the assets of the Insignia Trust which rank pari passu with the Common Securities issued by the Insignia Trust; provided, however, that, upon the occurrence of an event of default under the Declaration, the rights of holders of Common Securities to payment in respect to distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of Convertible Preferred Securities.

         "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which as of the date hereof is located at the address set forth in the first paragraph of this Indenture.

         "Corporation" means a corporation, association, company, joint-stock company or business trust.

         "Debenture Register" and "Debenture Registrar" have the respective meanings specified in Section 2.5.

         "Debenture" has the meaning stated in the first recital of this Indenture and more particularly means any Debenture authenticated and delivered under this Indenture.

         "Declaration" means the Amended and Restated Declaration of Trust of the Insignia Trust, as it may be amended from time to time in accordance with its terms.

         "Default" means any event or condition that is, or after notice or passage of time or both would be, an Event of Default.

         "Deferred Interest" has the meaning specified in Section 2.3(c).

         "Depositary" means The Depositary Trust Company until a successor Depositary shall have been appointed pursuant to procedures adopted under
Section 2.5, and thereafter the term "Depositary" shall mean or include each Person who is then a Depositary hereunder.

         "Direct Action" means a proceeding instituted by a holder of Convertible Preferred Securities directly against the Company to enforce rights under the Debentures in certain circumstances, as specified in Section 7.16.

         "Dissolution Event" means that, as a result of the occurrence and continuation of a Special Event, the Insignia Trust is to be dissolved in accordance with the Declaration, and the Debentures held by the Property Trustee are to be distributed to the holders of the Trust Securities pro rata in accordance with the Declaration.

         "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

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         "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels
Office, or its successor as operator of the Euroclear System.

         "Event of Default" has the meaning specified in Section 7.1.

         "Extended Interest Payment Period" has the meaning specified in
Section 2.3(c).

         "Global Debenture" has the meaning specified in Section 2.3(a).

         "Guarantor" means the Company, in its capacity as guarantor under any Trust Securities Guarantee.

         "Holder," when used with respect to any Debenture, means the Person in whose name the Debenture is registered in the Debenture Register.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of the Debentures.

         "Interest Payment Date" has the meaning set forth in the form of Debenture.

         "Insignia Trust" means Insignia Financing I, a Delaware statutory business trust.

         "Liquidated Damages" has the meaning set forth in Section 5.9.

         "Maturity," when used with respect to any Debenture, means the date on which the principal of such Debenture becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Maturity Date" means the date on which the Debentures mature and on which the principal shall be due and payable together with all accrued and unpaid interest thereon including Compounded Interest and Additional Interest, if any.

         "Non Book-Entry Convertible Preferred Securities" has the meaning specified in Section 2.3.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board of Directors or the President or any Vice Chairman or any Vice President and by the Treasurer or the Secretary or any Assistant Treasurer or any Assistant Secretary of the Company and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel for the Company, and who shall be acceptable to the Trustee.

         "Optional Redemption Price" has the meaning specified in Section
3.1(a).

         "Outstanding," when used with respect to the Debentures, means, as of the date of determination, all Debentures theretofore authenticated and delivered under this Indenture, except:

              (i) Debentures theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

              (ii) Debentures for whose payment or redemption of which money or United States Government Obligations in the necessary amount has been theretofore deposited in accordance with Article XIII with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of Debentures; provided, however, that, if Debentures or portions of Debentures are to be redeemed prior to the Maturity thereof, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

              (iii) Debentures in lieu of which other Debentures have been authenticated and delivered pursuant to this Indenture, other than any Debentures in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Debentures are held by a bona fide purchaser in whose hands such Debentures are valid obligations of the Company; and

              (iv) Debentures converted into Common Stock pursuant to Article XV, except as otherwise provided in Section 3.6;

provided, however, that in determining whether the Holders of the requisite aggregate principal amount of the Outstanding Debentures have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Holders of Debentures, Debentures owned by the Company or any other obligor upon such Debentures, or any Affiliate of the Company or of such other obligor, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, or upon any such determination as to the presence of a quorum, only Debentures as to which the Trustee has Actual Knowledge to be so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debentures and that the pledgee is not the Company or any other obligor upon such Debentures or any Affiliate of the Company or of such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of and any premium and interest on any Debentures on behalf of the Company.

         "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, trust, association, joint stock company, limited liability company, unincorporated association or government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "Place of Payment," when used with respect to the Debentures, means the place or places where, subject to the provisions of Section 5.2, the principal of and any premium and interest on the Debentures are payable as specified in or contemplated by the Debentures.

         "Predecessor Debenture" of a Debenture means every previous Debenture evidencing all or a portion of the same debt as that evidenced by such Debenture; and, for the purposes of this definition, a Debenture authenticated and delivered under Section 2.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Debenture shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Debenture.

         "Preferred Securities Guarantee" means any Guarantee that the Guarantor may enter into with the Property Trustee or other Persons that operates directly or indirectly for the benefit of holders of the Convertible Preferred Securities.

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         "Redemption Date," when used with respect to any Debenture to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price," when used with respect to any Debenture to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date means the date 15 days prior to such Interest Payment Date, whether or not such day is a Business Day.

         "Responsible Officer" means, when used with respect to the Trustee, the chairman of the board of directors, the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Restricted Securities Legend" means the legend restricting transfer of the Debentures in the form set forth in Section 2.2.

         "Senior Indebtedness" means, with respect to the Company, the principal of, premium, if any, interest on, and any other payment due pursuant to, any of the following, whether outstanding on the date of this Indenture or thereafter incurred or created: (a) all indebtedness of the Company for money borrowed or evidenced by notes, debentures, bonds or other securities (including, but not limited to, those which are convertible or exchangeable for securities of the Company and indebtedness owed to subsidiaries and affiliates of the Company); (b) all indebtedness of the Company due and owing with respect to letters of credit (including, but not limited to, reimbursement obligations with respect thereto); (c) all obligations of the Company due and owing with respect to reimbursement agreements under any surety bond, insurance policy, bankers' acceptance, security purchase facility, or similar agreement or arrangement; (d) all indebtedness or other obligations of the Company due and owing with respect to interest rate and currency swap agreements, cap, floor and collar agreements, currency spot and forward contracts and other similar agreements and arrangements; (e) all indebtedness consisting of commitment or standby fees due and payable to lending institutions with respect to credit facilities or letters of credit available to the Company; (f) all obligations of the Company under leases required or permitted to be capitalized under generally accepted accounting principles; (g) all obligations of the Company issued or assumed as the deferred purchase price of property or services, all conditional sale obligations of the Company, and all obligations of the Company under any title retention agreement; (h) all obligations of the Company under agreements or arrangements with respect to deferred compensation due its employees or employees of its Subsidiaries and its obligations under employee benefit plans; (i) all indebtedness or obligations of others of the kinds described in any of the preceding clauses (a), (b), (c), (d), (e), (f), (g), or (h) that are (x) assumed by or guaranteed in any manner by the Company or in effect guaranteed (directly or indirectly) by the Company through an agreement to purchase, contingent or otherwise, or in its capacity as a general partner of any entity, and all obligations of the Company under any such guarantee or other arrangements, or (y) secured by a lien on any property or asset of the Company (whether or not such obligation is assumed by the Company); and (j) all renewals, extensions, refundings, deferrals, amendments or modifications of indebtedness or obligations of the kinds described in any of the preceding clauses (a), (b), (c), (d), (e), (f), (g), (h), or (i); unless in the case of any particular indebtedness, obligation, renewal, extension, refunding, amendment, modification or supplement, the instrument or other document creating or evidencing the same or the assumption or guarantee of the same expressly provides that such indebtedness, renewal, extension, refunding, amendment, modification or supplement is subordinate to, or is not superior to, or is pari passu with, the Debentures; provided that Senior Indebtedness shall not include indebtedness for trade payables or constituting the deferred purchase price of assets or services incurred in the ordinary course of business.

         "Special Redemption Price" has the meaning set forth in Section 3.2.

         "Stated Maturity," when used with respect to any Debenture or any installment of interest thereon, means the date specified in such Debenture as the fixed date on which the principal of such Debenture or such installment of interest is due and payable.

         "Subsidiary" means, with respect to any Person, (i) any corporation at least a majority of whose outstanding Voting Stock shall at the time be owned, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture, business trust or similar entity, at least a majority of whose outstanding partnership or similar interests shall at the time be owned by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner.

         "Trading Day" shall mean a day on which any securities are traded on the national securities exchange or quotation system used to determine the Closing Price.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" shall mean all such Persons.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent of any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trust Securities" means Common Securities and Convertible Preferred Securities.

         "Trust Securities Guarantees" means the Common Securities Guarantee and the Preferred Securities Guarantee.

         "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

         "U.S. Government Obligations" means direct obligations of the United States for the payment of which its full faith and credit is pledged, or obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States and the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligations or a specific payment of principal of or interest on any such U.S. Government Obligations held by such custodian for the account of the holder of such depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligations or the specific payment of principal of or interest on the U.S. Government Obligations evidenced by such depositary receipt.

         "Voting Stock," as applied to stock of any Person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.


                                   ARTICLE II

                  ISSUE, DESCRIPTION, EXECUTION, REGISTRATION
                             AND EXCHANGE OF NOTES


         SECTION 2.1    DESIGNATION AND PRINCIPAL AMOUNT.

         The Debentures shall be designated as " 6 1/2% Convertible Subordinated Debentures due 2016". The aggregate principal amount of Debentures that may be authenticated and delivered pursuant to this Indenture is limited to the sum of (i) $134,020,650 plus (ii) up to an additional $20,103,100 in the event that the over-allotment option granted in the Purchase Agreement is exercised in full (except for Debentures authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debentures pursuant to Sections 2.5, 2.6, 2.7, 3.6, and 15.2). Upon the execution of this Indenture, or from time to time thereafter, such Debentures may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver such Debentures upon the written order of the Company, signed by (a) its President, any Executive or Senior Vice President or any Vice President and (b) its Treasurer or any Assistant Treasurer or its Secretary or any Assistant Secretary, without any further action by the Company hereunder.


         SECTION 2.2    FORM OF DEBENTURES; INITIAL ISSUANCE TO PROPERTY
                        TRUSTEE.

         The Debentures and the Trustee's Certificate of Authentication to be borne by the Debentures shall be in substantially the form set forth in Exhibit A, which is incorporated in and made a part of this Indenture.

         Any of the Debentures may have such letters, numbers or other marks of identification (including different CUSIP numbers) and such notations, legends and endorsements as the officer of the Company executing the same may approve (execution thereof by such officer to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Debentures may be listed or designated for issuance or with the procedures of the Depositary, or to conform to usage. The Company shall furnish any such legend not contained in Exhibit A to the Trustee in writing.

         The terms and provisions contained in the form of Debentures attached as Exhibit A hereto shall constitute, and are hereby expressly made a part of, this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

         The definitive Debentures shall be typewritten or printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Debentures may be listed, all as determined by the officers executing such Debentures, as evidenced by their execution of such Debentures.

         The Debentures initially issued to the Property Trustee shall be in the form of one or more individual certificates in definitive, fully registered form without coupons and shall bear the following legend (the "Restricted Securities Legend") unless the Company determines otherwise in accordance with applicable law:

         THIS SECURITY AND ANY COMMON STOCK ISSUED ON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, REPRESENTS, ACKNOWLEDGES, AND AGREES FOR THE BENEFIT OF INSIGNIA FINANCIAL GROUP, INC. (THE "COMPANY") THAT: (I) IT HAS ACQUIRED A "RESTRICTED SECURITY" THAT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT; (II) IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1),
(2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY APPLICABLE JURISDICTION; AND (III) IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THIS SECURITY OF THE RESALE RESTRICTIONS SET FORTH IN (II) ABOVE. ANY OFFER, SALE OR OTHER DISPOSITION PURSUANT TO THE FOREGOING CLAUSE (D), (E) OR (F) IS SUBJECT TO THE RIGHT OF THE ISSUER OF THIS SECURITY AND THE TRUSTEES FOR SUCH ISSUER (i) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN FORM AND SUBSTANCE, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

         SECTION 2.3 DENOMINATION OF DEBENTURES; PAYMENT OF INTEREST; EXTENSION OF INTEREST PAYMENT PERIOD.

         (a) Except as provided below, the Debentures shall be issued in fully registered certificated form without coupons, in denominations of $50 in principal amount and integral multiples thereof. Principal and interest on the Debentures issued in certificated form will be payable, the transfer of such Debentures will be registrable, and such Debentures will be exchangeable for Debentures bearing identical terms and provisions at the office or agency of the Trustee; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Holder at such address as shall appear in the Debenture Register. Notwithstanding the foregoing, so long as the Holder of any Debentures is the Property Trustee, the payment of the principal of and interest (including Compounded Interest and Additional Interest, if any) on such Debentures held by the Property Trustee will be made at such place and to such account as may be designated by the Property Trustee.

         In connection with a Dissolution Event, (i) the Debentures in certificated form may be presented to the Trustee by the Property Trustee in exchange for a global Debenture in an aggregate principal amount equal to the aggregate principal amount of all outstanding Debentures (a "Global Debenture"), to be registered in the name of the Depositary, or its nominee, and delivered by the Trustee to the Depositary for crediting to the accounts of its participants pursuant to the instructions of the Regular Trustees. The Company upon any such presentation shall execute a Global Debenture in such aggregate principal amount and deliver the same to the Trustee for authentication and delivery in accordance with this Indenture. Payments on the Debentures issued as a Global Debenture will be made to the Depositary; and

              (ii) if any Convertible Preferred Securities are held in non book-entry certificated form, any Convertible Preferred Security Certificate which represents Convertible Preferred Securities other than Convertible Preferred Securities held by the Clearing Agency or its nominee ("Non Book-Entry Convertible Preferred Securities") will be deemed to represent beneficial interests in Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Non Book-Entry Convertible Preferred Securities until such Convertible Preferred Security Certificates are presented to the Debenture Registrar for transfer or reissuance at which time such Convertible Preferred Security Certificates will be canceled and a Debenture, registered in the name of the holder of the Convertible Preferred Security Certificate or the transferee of the holder of such Convertible Preferred Security Certificate, as the case may be, with an aggregate principal amount equal to the aggregate liquidation amount of the Convertible Preferred Security Certificate canceled, will be executed by the Company and delivered to the Trustee for authentication and delivery in accordance with this Indenture. On issue of such Debentures, Debentures with an equivalent aggregate principal amount that were presented by the Property Trustee to the Trustee will be deemed to have been canceled.

         A Global Debenture may be transferred, in whole but not in part, only to another nominee of the Depositary, or to a successor depositary selected or approved by the Company or to a nominee of such successor Depositary.

              (b) Each Debenture will bear interest at the rate specified in Exhibit A (the "Coupon Rate") from November 1, 1996 until the principal thereof becomes due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the Coupon Rate, compounded quarterly, payable (subject to the provisions of this Section 2.3) quarterly in arrears on March 31, June 30, September 30 and December 31 of each year (each, an "Interest Payment Date"), commencing on December 31, 1996, to the Person in whose name such Debenture or any predecessor Debenture is registered, at the close of business on the Regular Record Date for such interest installment.

              Any interest on any Debenture which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (i) or (ii) below:

              (i) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Debentures are registered at the close of business on a Special Record Date (as defined herein) for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Debenture and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this clause. Thereupon, the Trustee shall fix a Special Record Date (the "Special Record Date") for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Debenture Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefore having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Debentures are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (ii).

              (ii) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and, if so listed, upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

              Subject to the foregoing provisions of this Section 2.3(b), each Debenture delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debenture shall carry the rights to interest accrued and unpaid, and to accrue (including in each case Compounded Interest), which were carried by such other Debenture.

         The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on the Debentures is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

         If, at any time while the Property Trustee is the Holder of any Debentures, the Insignia Trust or the Property Trustee is required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States, or any other taxing authority, then, in any such case, the Company will pay as additional interest ("Additional Interest") on the Debentures held by the Property Trustee, such additional amounts as shall be required so that the net amounts received and retained by the Insignia Trust and the Property Trustee after paying such taxes, duties, assessments or other governmental charges will be equal to the amounts the Insignia Trust and the Property Trustee would have received had no such taxes, duties, assessments or other government charges been imposed.

         (c) As long as an Event of Default shall not have occurred and be continuing, the Company shall have the right, at any time and from time to time during the term of the Debentures, to defer payments of interest by extending the interest payment period of such Debentures for a period not exceeding 20 consecutive quarters (the "Extended Interest Payment Period"), during which Extended Interest Payment Period no interest (including any Additional Interest, Compounded Interest, and Liquidated Damages) shall be due and payable; provided that no Extended Interest Payment Period may extend beyond the Maturity Date or any earlier Redemption Date. To the extent permitted by applicable law, interest at the Coupon Rate, the payment of which has been deferred because of the extension of the interest payment period pursuant to this Section 2.3, will bear interest thereon at the Coupon Rate compounded quarterly for each quarter of the Extended Interest Payment Period ("Compounded Interest"). At the end of the Extended Interest Payment Period, the Company shall pay all interest accrued and unpaid on the Debentures, including any Additional Interest, Compounded Interest and Liquidated Damages (together, "Deferred Interest") that shall be payable, to the Holders of Debentures in whose names the Debentures are registered in the Debenture Register on the first Regular Record Date after the end of the Extended Interest Payment Period. Before the termination of any Extended Interest Payment Period, the Company may further extend such period, provided that such period together with all such further extensions thereof shall not exceed 20 consecutive quarters, or extend beyond the Stated Maturity of the Debentures. Upon the termination of any Extended Interest Payment Period and upon the payment of all Deferred Interest then due, the Company may commence a new Extended Interest Payment Period, subject to the foregoing requirements. No interest shall be due and payable during an Extended Interest Payment Period, except at the end thereof, but the Company may prepay at any time all or any portion of the interest accrued during an Extended Interest Payment Period.

         If the Property Trustee is the only registered Holder of the Debentures at the time the Company selects an Extended Interest Payment Period, the Company shall give written notice to the Regular Trustees, the Property Trustee and the Trustee of its election of such Extended Interest Payment Period one Business Day before the earlier of (i) the next succeeding date on which Distributions on the Trust Securities issued by the Insignia Trust are payable, or (ii) the date the Insignia Trust is required to give notice of the record date, or the date such Distributions are payable, to the New York Stock Exchange or other applicable self-regulatory organization or to holders of Convertible Preferred Securities issued by the Insignia Trust, but in any event at least 10 Business Days before such record date.

         If the Property Trustee is not the only Holder of the Debentures at the time the Company elects an Extended Interest Payment Period, the Company shall give the Holders of Debentures and the Trustee written notice of its selection of such Extended Interest Payment Period at least 10 Business Days before the earlier of (i) the next succeeding Interest Payment Date, or (ii) the date the Company is required to give notice of the record date or payment date with respect to such interest payment to the New York Stock Exchange or other applicable self-regulatory organization or to Holders of Debentures, but in any event at least two Business Days before such record date.

         The quarter in which any notice is given pursuant to paragraph (c) of this Section 2.3 shall be counted as one of the 20 quarters permitted in the maximum Extended Interest Payment Period permitted under this Section 2.3.

         SECTION 2.4    EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

         Debentures shall be signed on behalf of the Company by both (a) its Chairman of the Board of Directors or any Vice Chairman of the Board of Directors or its President or one of its Vice Presidents and (b) its Treasurer or one of its Assistant Treasurers or its Secretary or one of its Assistant Secretaries, under its corporate seal which may, but need not, be attested. The signature of any of these officers on Debentures may be manual or facsimile.

         Debentures bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debentures or did not hold such offices at the date of such Debentures. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debentures executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of Debentures, and the Trustee in accordance with the Company Order shall authenticate and make Debentures available for delivery.

         Each Debenture shall be dated the date of its authentication.

         No Debenture shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on the Debenture a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Debenture shall be conclusive evidence, and the only evidence, that such Debenture has been duly authenticated and delivered hereunder.

         Notwithstanding the foregoing, if any Debenture shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Debenture to the Trustee for cancellation as provided in Section 2.9 together with a written statement stating that such Debenture has never been issued and sold by the Company, for all purposes of this Indenture such Debenture shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.


         SECTION 2.5    REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

         The Company shall cause to be kept at an office or agency to be maintained by the Company in accordance with Section 5.2 a register (the "Debenture Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of transfers of Debentures. The Trustee is hereby appointed "Debenture Registrar" for the purpose of registering transfers of Debentures as herein provided.

         Upon due surrender for registration of transfer of any Debenture at the office or agency of the Company maintained pursuant to Section 5.2 for such purpose in a Place of Payment, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Debentures of any authorized denominations and of a like aggregate principal amount and tenor.

         At the option of the Holder, Debentures may be exchanged for other Debentures of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Debentures to be exchanged at any such office or agency. Whenever any Debentures are so surrendered for exchange, the

Company shall execute, and the Trustee shall authenticate and make available for delivery, the Debentures which the Holder making the exchange is entitled to receive.

         Whenever any Debentures are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Debentures which the Holder making the exchange is entitled to receive.

         All Debentures issued upon any registration of transfer or exchange of Debentures shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debentures surrendered upon such registration of transfer or exchange.

         Every Debenture presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee or any transfer agent) be duly endorsed, or be accompanied by a written instrument of transfer in the form included in Exhibit A or in other form satisfactory to the Company and the Debenture Registrar or any transfer agent duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Debentures, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Debentures, other than exchanges pursuant to Section 2.7, 3.7 or 15.2 not involving any transfer.

         The Company shall not be required (i) to issue, register the transfer of or exchange Debentures during a period beginning at the opening of business 15 days before any selection of Debentures to be redeemed and ending at the close of business on the day of the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Debenture so selected for redemption, in whole or in part, except the unredeemed portion of any Debenture being redeemed in part.

         The Debentures shall not be transferred, except in compliance with the Restricted Securities Legend, unless any such transfer is otherwise determined by the Company to be in compliance with applicable law. Upon any distribution of the Debentures to the holders of the Trust Securities in accordance with the Declaration, the Company and the Trustee shall enter into a supplemental indenture pursuant to Section 11.1(g) to provide for transfer restrictions (including legends, if any, to be included on the Debentures) and procedures with respect to the Debentures substantially similar to those contained in the Declaration to the extent applicable in the circumstances existing at the time of such distribution and the appointment of a Depositary.


         SECTION 2.6    MUTILATED, DESTROYED, LOST AND STOLEN DEBENTURES.

         If any mutilated Debenture is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a new Debenture of like principal amount and tenor and bearing a number not contemporaneously outstanding, and such mutilated Debenture shall be canceled by the Trustee in accordance with the Indenture.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Debenture and (ii) such security or indemnity as may be required by them, then, in the absence of notice to the Company or the Trustee that such Debenture has been acquired by a bona fide purchaser, the Company shall, subject to the following paragraph, execute, and the Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Debenture, a new Debenture of like principal amount and tenor and bearing a number not contemporaneously outstanding.

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         In case any such mutilated, destroyed, lost or stolen Debenture has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debenture, pay such Debenture.

         Upon the issuance of any new Debenture under this Section, the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Debenture issued pursuant to this Section in lieu of any destroyed, lost or stolen Debenture shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be at any time enforceable by anyone, and any such new Debenture shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures.


         SECTION 2.7    TEMPORARY DEBENTURES.

         Pending the preparation of definitive Debentures, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Debentures which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Debentures in lieu of which they are issued, in registered form and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debentures may determine, as evidenced by their execution of such Debentures.

         If temporary Debentures are issued, the Company will cause definitive Debentures to be prepared without unreasonable delay. After the preparation of definitive Debentures, all temporary Debentures may be surrendered in exchange therefor, at the office of the Debenture Registrar, and the Company shall execute and the Trustee shall authenticate and deliver an equal aggregate principal amount of definitive Debentures in certificated form in exchange for temporary Debentures. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, temporary Debentures shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Debentures in definitive certificated form authenticated and delivered hereunder.


         SECTION 2.8    PERSONS DEEMED OWNERS.

         Prior to due presentment of a Debenture for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Debenture is registered as the owner of such Debenture for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 2.3 and 2.5) any interest or Additional Payments on such Debenture and for all other purposes whatsoever, whether or not such Debenture shall be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.


         SECTION 2.9    CANCELLATION.

         All Debentures surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and promptly shall be canceled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Debentures previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Debentures previously authenticated hereunder which the Company has not issued and sold, and all Debentures so delivered promptly shall be canceled by the Trustee. No Debentures shall be authenticated in lieu of or in exchange for any Debentures canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Debentures held by the Trustee shall be disposed of as directed by a Company Order; provided that the Trustee shall not be required to destroy the certificates representing the canceled Debentures.


                                  ARTICLE III

                            REDEMPTION OF DEBENTURES


         SECTION 3.1    OPTIONAL REDEMPTION BY COMPANY.

         (a) Subject to the provisions of Sections 3.1(b), (c), and (d) and to the other provisions of this Article III, the Company shall have the right to redeem the Debentures, in whole or in part, from time to time, on or after November 1, 1999, upon not less than 20 days nor more than 60 days notice to the Holders of the Debentures, at the following prices (expressed as percentages of the principal amount of the Debentures) (the "Optional Redemption Price"), if redeemed during the 12-month period beginning September 30 (or, in the case of 1999, the period beginning November 1):

              Year                            Redemption Price
              ----                            ----------------
              1999            ......................102.0%
              2000            ......................101.0%
              2001 and thereafter...................100.0%

plus, in each case, accrued and unpaid interest (including Additional Payments, if any) to, but excluding, the Redemption Date.

         The Optional Redemption Price shall be paid prior to 12:00 noon, New York time, on the Redemption Date or at such earlier time as the Company determines, provided that the Company shall deposit with the Trustee an amount sufficient to pay the Optional Redemption Price by 10:00 a.m., New York time, on the date such Optional Redemption Price is to be paid.

         (b) If a partial redemption of the Debentures would result in the delisting of the Convertible Preferred Securities issued by the Insignia Trust from any national securities exchange or other organization on which the Convertible Preferred Securities are then listed, the Company shall not be permitted to effect such partial redemption and may only redeem the Debentures in whole.

         (c) The Company may not redeem fewer than all of the outstanding Debentures unless all accrued and unpaid interest has been paid on all of the outstanding Debentures.

         (d) Notwithstanding the foregoing, if Debentures are redeemed on any March 31, June 30, September 30, or December 31, accrued and unpaid interest (and Additional Payments, if any) shall be payable to Holders of record on the relevant record date, instead of the Holders on the Redemption Date.

         (e) Notwithstanding the foregoing, the Trustee shall not redeem any Debentures pursuant to this Section 3.1 or mail any notice of optional redemption during the continuance of a default in payment of interest or premium on the Debentures or of any Event of Default of which, in the case of any

Event of Default other than under Section 7.1(a) or (b), a Responsible Officer of the Trustee has Actual Knowledge.


         SECTION 3.2    TAX EVENT REDEMPTION.

         If a Tax Event has occurred and is continuing and:

                   (a) the Company has received a Redemption Tax Opinion; or

                   (b) after receiving a Dissolution Tax Opinion, the Regular
              Trustees shall have been informed by tax counsel rendering the Dissolution Tax Opinion that a No-Recognition Opinion cannot be delivered to the Trust,

then, notwithstanding Section 3.1(a) but subject to Sections 3.1(b), (c), and
(d), the Company shall have the right upon not less than 20 days nor more than 60 days notice to the Holders of the Debentures to redeem the Debentures, in whole or in part, for cash within 90 days following the occurrence of such Tax Event (the "90-Day Period") at a redemption price equal to 100% of the principal amount to be redeemed plus any accrued and unpaid interest (including Additional Payments, if any) thereon to the date of such redemption (the "Special Redemption Price"); provided, however, that, if at the time there is available to the Company or the Insignia Trust the opportunity to eliminate, within the 90-Day Period, the Tax Event by taking some ministerial action ("Ministerial Action"), such as filing a form or making an election, or pursuing some other similar reasonable measure which has no adverse effect on the Company, the Insignia Trust or the Holders of the Trust Securities issued by the Insignia Trust, the Company shall pursue such Ministerial Action in lieu of redemption; and, provided, further, that the Company shall have no right to redeem the Debentures while the Insignia Trust is pursuing any Ministerial Action pursuant to its obligations under the Declaration.

         The Special Redemption Price shall be paid prior to 12:00 noon, New York time, on the Redemption Date or at such earlier time as the Company determines, provided that the Company shall deposit with the Trustee an amount sufficient to pay the Special Redemption Price by 10:00 a.m., New York time, on the date such Special Redemption Price is to be paid.


         SECTION 3.3    APPLICABILITY OF ARTICLE.

         Redemption of Debentures at the election of the Company, as permitted by Section 3.1 and 3.2, shall be made in accordance with such Sections and this Article.


         SECTION 3.4    NO SINKING FUND.

         The Debentures are not entitled to the benefit of any sinking fund.


         SECTION 3.5    ELECTION TO REDEEM; NOTICE TO TRUSTEE.

         The election of the Company to redeem Debentures shall be evidenced by an Officers' Certificate. In the case of any redemption at the election of the Company, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Debentures to be redeemed.

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


         SECTION 3.6    SELECTION BY TRUSTEE OF DEBENTURES TO BE REDEEMED.

         If less than all the Debentures are to be redeemed, the particular Debentures to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Debentures not previously called for redemption, on a pro rata basis, in portions equal to $50 (or any integral multiple thereof) of the principal amount of Debentures.

         If Debentures selected for partial redemption are converted into Common Stock in part before termination of the conversion right with respect to the portion of the Debentures so selected, the converted portion of the Debentures shall be deemed (so far as may be) to be the portion selected for redemption. Debentures (or portions thereof) which have been converted into Common Stock during a selection of Debentures to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection. In any case where more than one Debenture is registered in the same name, the Trustee in its discretion may treat the aggregate principal amount so registered as if it were represented by one Debenture.

         The Trustee shall promptly notify the Company in writing of the Debentures selected for redemption and, in the case of any Debentures selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debentures shall relate, in the case of any Debentures redeemed or to be redeemed only in part, to the portion of the principal amount of the Debentures which has been or is to be redeemed.


         SECTION 3.7    NOTICE OF REDEMPTION.

         Notice of redemption shall be given in the manner provided in Section
16.4 to the Holders of Debentures to be redeemed not less than 20 nor more than 60 days prior to the Redemption Date. All notices of redemption shall identify the Debentures (including the CUSIP number) to be redeemed and shall state:

              (a) the Redemption Date;

              (b) the Redemption Price and the amount of accrued interest and Additional Payments, if any, to be paid upon such redemption;

              (c) if less than all the Outstanding Debentures are to be redeemed, the aggregate principal amount of Debentures to be redeemed, the aggregate principal amount of Debentures to be outstanding after such partial redemption, the identification (and, in the case of partial redemption, the principal amounts) of the particular Debentures to be redeemed, and a statement to the effect that on or after the Redemption Date upon surrender of such Debenture a new Debenture in the principal amount equal to the unredeemed portion will be issued;

              (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Debenture to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

              (e) the place or places where such Debentures are to be surrendered for payment of the Redemption Price; and

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


              (f) the Conversion Price then in effect, the date on which the right to convert the Debentures to be redeemed will terminate, and the place or places where such Debentures may be surrendered for conversion.

         A notice of redemption published as contemplated by Section 16.4 need not identify particular Debentures to be redeemed.

         Notice of redemption of Debentures to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.


         SECTION 3.8    DEPOSIT OF REDEMPTION PRICE.

         Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 5.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest (including Additional Payments, if any) on, all the Debentures which are to be redeemed on that date.

         If any Debenture called for redemption is converted into Common Stock, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Debenture shall (subject to any right of the Holder of such Debenture or any Predecessor Debenture to receive interest as provided in this Indenture) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.


         SECTION 3.9    DEBENTURES PAYABLE ON REDEMPTION DATE.

         Notice of redemption having been given as aforesaid, the Debentures so to be redeemed shall on the Redemption Date become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Debentures shall cease to bear interest. Upon surrender of any such Debenture for redemption in accordance with said notice, such Debenture shall be paid by the Company at the Redemption Price together with accrued interest (including Additional Payments, if any) to the Redemption Date; subject to the provisions of Section 3.1(d).

         If any Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest (including Additional Payments, if any) from the Redemption Date at the rate prescribed therefor in the Debenture.


         SECTION 3.10   DEBENTURES REDEEMED IN PART.

         Any Debenture which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Debenture without service charge, a new Debenture or Debentures of like tenor of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debenture so surrendered.

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


                                   ARTICLE IV

                          SUBORDINATION OF DEBENTURES


         SECTION 4.1    DEBENTURES SUBORDINATE TO SENIOR INDEBTEDNESS.

         The Company covenants and agrees, and each Holder of a Debenture, by the Holder's acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the indebtedness represented by the Debenture and the payment of the principal of (and premium, if any) and interest (including Additional Payments) on each and all of the Debentures are hereby expressly made subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Company, whether outstanding at the date of this Indenture or thereafter incurred. No provision of this Article shall prevent the occurrence of any Default or Event of Default hereunder.


         SECTION 4.2    PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

         Upon any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due upon all Senior Indebtedness of the Company shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made by the Company on account of the principal (and premium, if any) or interest (including Additional Payments) on the Debentures; and upon any such dissolution or winding-up or liquidation or reorganization, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, which the Holders of the Debentures or the Trustee would be entitled to receive from the Company, except for the provisions of this Article, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Debentures or by the Trustee under the Indenture if received by them or it, directly to the holders of Senior Indebtedness of the Company (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay such Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders of the Debentures or to the Trustee.

         In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing shall be received by the Trustee before all Senior Indebtedness of the Company is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, and their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness of the Company, as the case may be, remaining unpaid to the extent necessary to pay such Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness.

         For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, which are subordinated in right of payment to all Senior Indebtedness which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Debentures are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article XII shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article XII.


         SECTION 4.3 PRIOR PAYMENT TO SENIOR INDEBTEDNESS UPON ACCELERATION OF DEBENTURES.

         In the event that any Debentures are declared due and payable before their Stated Maturity, then and in such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness or provision shall be made for such payment in cash, before the Holders of the Debentures are entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Debentures) by the Company on account of the principal of (or premium, if any) or interest (including Additional Payments) on the Debentures or on account of the purchase or other acquisition of Debentures.

         In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Debenture prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.


         SECTION 4.4   NO PAYMENT WHEN SENIOR INDEBTEDNESS IN DEFAULT.

         In the event and during the continuation of any default by the Company in the payment of principal, premium, interest or any other payment due on any Senior Indebtedness of the Company, as the case may be, beyond any applicable grace period with respect thereto, or in the event that the maturity of any Senior Indebtedness of the Company, as the case may be, has been accelerated because of a default, then no payment shall be made by the Company with respect to the principal (including redemption payments) of, or premium, if any, or interest (including Additional Payments) on the Debentures, unless and until such default is cured or waived or ceases to exist or any such acceleration or demand for payment has been rescinded.

         In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by the preceding paragraph of this Section 4.4, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing within 90 days of such payment of the amounts then due and owing on the Senior

Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the holders of Senior Indebtedness.


         SECTION 4.5    PAYMENT PERMITTED IN CERTAIN SITUATIONS.

         Nothing contained in this Article or elsewhere in this Indenture or in any of the Debentures shall prevent (a) the Company, at any time except during the pendency of any dissolution, winding-up, liquidation or reorganization of the Company, whether voluntary or involuntary, or any bankruptcy, insolvency, receivership or other proceedings of the Company referred to in Section 4.2 or under the conditions described in Section 4.3 or 4.4, from making payments at any time of principal of, or premium, if any, or interest (including Additional Payments) on the Debentures, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of, or premium, if any, or interest (including Additional Payments) on the Debentures or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have Actual Knowledge that such payment would have been prohibited by the provisions of this Article.


         SECTION 4.6    SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR
                        INDEBTEDNESS.

         Subject to the payment in full of all Senior Indebtedness or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, the rights of the Holders of Debentures shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article (equally and ratably with the holders of indebtedness of the Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Debentures are subordinated to the Senior Indebtedness and is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Debentures shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of Debentures or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to or for the benefit of the holders of Senior Indebtedness by Holders of Debentures or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness, and the Holders of Debentures, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.


         SECTION 4.7    PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.

         The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of Debentures on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Debentures is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of Debentures, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of Debentures the principal of (and premium, if any) and interest on the Debentures as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of Debentures and creditors of the Company, as the case may be, other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.


         SECTION 4.8    TRUSTEE TO EFFECTUATE SUBORDINATION.

         Each Holder of a Debenture by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.


         SECTION 4.9    NO WAIVER OF SUBORDINATION PROVISIONS.

         No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of Debentures, without incurring responsibility to the Holders of Debentures and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of Debentures to the holders of Senior Indebtedness do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (c) release any Person liable in any manner for the collection of Senior Indebtedness; and (d) exercise or refrain from exercising any rights against the Company and any other Person.


         SECTION 4.10   NOTICE TO TRUSTEE.

         The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of any Debentures pursuant to the provisions of this Article. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of any Debentures pursuant to the provisions of this Article, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 8.2, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall have not received the notice provided for in this Section at least two Business Days prior to the date upon which, by the terms hereof, any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Debentures), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

         Subject to the provisions of Section 8.2, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.


         SECTION 4.11 RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT.

         Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 8.2, and the Holders of Debentures shall be entitled conclusively to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Debentures, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.


         SECTION 4.12  TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR
                       INDEBTEDNESS.

         With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into the Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness.


         SECTION 4.13 RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS, PRESERVATION OF TRUSTEE'S RIGHTS.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 8.6.


         SECTION 4.14   ARTICLE APPLICABLE TO PAYING AGENTS.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 4.13 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.


         SECTION 4.15   CERTAIN CONVERSIONS DEEMED PAYMENT.

         For the purposes of this Article only, (a) the issuance and delivery of junior securities (or cash paid in lieu of fractional shares) upon conversion of Debentures in accordance with Article XV, shall not be deemed to constitute a payment or distribution on account of the principal of or premium or interest on Debentures or on account of the purchase or other acquisition of Debentures, and (b) the payment, issuance or delivery of cash, property or securities (other than junior securities and cash paid in lieu of fractional shares) upon conversion of a Debenture shall be deemed to constitute payment on account of the principal of such Debenture. For the purposes of this Section, the term "junior securities" means (i) shares of any stock of any class of the Company and (ii) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Debentures are so subordinated as provided in this Article. Nothing contained in this Article or elsewhere in this Indenture or in the Debentures is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of Debentures, the right, which is absolute and unconditional, of the Holder of any Debenture to convert such Debenture in accordance with Article XV.


                                   ARTICLE V

                               CERTAIN COVENANTS


         SECTION 5.1    PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

         The Company covenants and agrees that it will duly and punctually pay the principal of and any premium and interest (including any Additional Payments) on the Debentures in accordance with the terms of the Debentures and this Indenture.


         SECTION 5.2    MAINTENANCE OF OFFICE OR AGENCY.

         The Company will maintain in the United States an office or agency where Debentures may be presented or surrendered for payment, where Debentures may be surrendered for registration of transfer, exchange, or conversion and where notices and demands to or upon the Company in respect of Debentures and this Indenture may be served. The Company will give prompt notice to the Trustee and to the Holders as provided in Sections 16.3 and 16.4, respectively, of the location and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of Debentures or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of Debentures may be made and notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Debentures may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for such purposes. The Company will give prompt written notice to the Trustee and the

Holders of Debentures of any such designation or rescission and of any change in the location of any such other office or agency.


         SECTION 5.3    MONEY FOR DEBENTURES PAYMENTS TO BE HELD IN TRUST.

         If the Company shall at any time act as its own Paying Agent with respect to Debentures, it will, on or before each due date of the principal of and any premium or interest on any of the Debentures, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure to act.

         Whenever the Company shall have one or more Paying Agents for Debentures it will, prior to each due date of the principal of and any premium or interest on any Debentures, deposit with a Paying Agent a sum sufficient to pay the principal and any premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure to act.

         The Company will cause each Paying Agent for Debentures other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

              (a) hold all sums held by it for the payment of the principal of and any premium or interest on Debentures in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

              (b) give the Trustee notice of any default by the Company (or any other obligor upon the Debentures) in the making of any payment of principal of and any premium or interest on the Debentures; and

              (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and any premium or interest on any Debenture and remaining unclaimed for two years after such principal and any premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of the Debenture shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money and all liability of the Company as trustee thereof shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment, notice that such money remains unclaimed and that after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.


         SECTION 5.4    EXISTENCE.

         Subject to Article XII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.


         SECTION 5.5    STATEMENT BY OFFICERS AS TO DEFAULT.

         The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate signed by its principal executive officer, principal financial officer or principal accounting officer stating whether or not to the best knowledge of the signer thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder), and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

         The Company shall file with the Trustee, within five Business Days after becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.


         SECTION 5.6    LIMITATION ON DIVIDENDS AND OTHER PAYMENTS.

         In the event that (i) an Event of Default shall have occurred and be continuing, (ii) the Guarantor shall be in default with respect to its payment of any obligations under the Preferred Securities Guarantee, or (iii) the Company shall have given notice of its election to defer payments of interest on Debentures pursuant to Section 2.3(c) and any Extended Interest Payment Period shall be continuing, then, in each case, the Company shall not--

              (x) declare or pay any dividend on, make any distributions with respect to, or redeem, purchase or make a liquidation payment with respect to, any of its capital stock (other than (A) purchases or acquisitions of shares of Common Stock in connection with the satisfaction by the Company of its obligations under any employee benefit plans, (B) as a result of a reclassification of capital stock of the Company or the exchange or conversion of one class or series of the Company's capital stock for another class or series of capital stock of the Company, or (C) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock of the Company or the security being converted or exchanged), or

              (y) the Company shall not make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities (including guarantees) issued by the Company which rank pari passu with or junior to the Debentures; or

              (z) make any guarantee payments with respect to the foregoing (other than pursuant to the Preferred Securities Guarantee).

         Notwithstanding the foregoing, the Company will be permitted, in any event, to make dividend, redemption, liquidation and guarantee payments on capital stock of the Company, and interest, principal, redemption and guarantee payments on debt securities issued by the Company ranking pari passu with or junior to the Debentures, where the payment is made by way of securities (including capital stock) that rank junior to the securities on which such payment is being made.


         SECTION 5.7    COVENANTS AS TO THE INSIGNIA TRUST.

         For so long as the Trust Securities remain outstanding, the Company will (a) maintain 100% direct or indirect ownership of the Common Securities of the Insignia Trust; provided, however, that any permitted successor of the Company hereunder may succeed to the Company's ownership of the Common Securities; (b) not to cause, as sponsor of the Insignia Trust, or to permit, as holder of the Common Securities, termination, dissolution or winding up of the Insignia Trust, except in connection with a distribution of the Debentures as provided in the Declaration and in connection with certain mergers, consolidations or amalgamations as provided for in the Declaration, (c) use its reasonable efforts, consistent with the terms of the Declaration, to cause the Insignia Trust (i) to remain a statutory business trust, except in connection with a distribution of Debentures to the holders of Trust Securities in liquidation of the Insignia Trust, the redemption of all of the Trust Securities of the Insignia Trust, or certain mergers, consolidations or amalgamations, each as permitted by the Declaration, and (ii) to continue to be classified as a grantor trust for United States federal income tax purposes; and (d) to use its reasonable efforts to cause each holder of Trust Securities to be treated as owning an undivided beneficial interest in the Debentures.


         SECTION 5.8    PAYMENT OF EXPENSES OF THE INSIGNIA TRUST.

         In connection with the offering, sale and issuance of the Debentures to the Property Trustee and the sale of the Trust Securities by the Insignia Trust, the Company shall:

         (a) pay for all costs, fees and expenses relating to the offering, sale and issuance of the Debentures;

         (b) be responsible for and pay for all obligations (other than with respect to the Trust Securities) of the Insignia Trust, pay for all costs and expenses of the Insignia Trust (including, but not limited to, costs and expenses relating to the organization of the Insignia Trust, the offering, sale and issuance of the Trust Securities (including commissions to the Initial Purchasers in connection therewith), the fees and expenses of the Property Trustee and the Delaware Trustee, the costs and expenses relating to the operation of the Insignia Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of Insignia Trust assets); and

         (c) pay any and all taxes (other than United States withholding taxes attributable to the Insignia Trust or its assets), and all liabilities, costs and expenses with respect to such taxes, of the Insignia Trust.

         SECTION 5.9    REGISTRATION RIGHTS.

         The holders of the Convertible Preferred Securities, the Debentures, the Preferred Securities Guarantee, and the shares of Common Stock of the Company issuable upon conversion of the Debentures into Common Stock (collectively, the "Registrable Securities") are entitled to the benefits of a Registration Rights Agreement, dated as of November 1, 1996, among the Company and the Initial Purchasers (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company has agreed for the benefit of the holders of Registrable Securities that (i) it will, at its cost, within 90 days after the date of original issuance of the Debentures, file a shelf registration statement (the "Shelf Registration Statement") with the Commission with respect to the resales of the Registrable Securities, (ii) it will use all reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission as promptly as practicable and in no event later than 180 days after the date of original issuance of the Debentures, and (iii) the Company will use all reasonable efforts to maintain such Shelf Registration Statement continuously effective under the Securities Act until three years after the latest date of original issuance of the Debentures or such earlier date as is provided in the Registration Rights Agreement (the "Effectiveness Period").

         If (i) on or prior to 90 days following the date of original issuance of the Registrable Debentures, a Shelf Registration Statement has not been filed with the Commission, or (ii) on or prior to the 180th day following the date of original issuance of the Debentures, such Shelf Registration Statement is not declared effective (each, a "Registration Default"), additional interest ("Liquidated Damages") will accrue on the Debentures from and including the day following such Registration Default. Liquidated Damages will be paid quarterly in arrears, with the first quarterly payment due on the first interest or distribution payment date, as applicable, following the date on which such Liquidated Damages begin to accrue, and will accrue at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount, to and including the 90th day following such Registration Default and one-half of one percent (0.50%) thereof from and after the 91st day following such Registration Default. Upon (x) the filing of the Shelf Registration Statement after the 90-day period described in clause (i) above or (y) the effectiveness of the Shelf Registration Statement after the 180-day period described in clause (ii) above, the interest rate borne by the Debentures from the date of such filing or effectiveness, as the case may be, will be reduced to the interest rate then in effect on the Debentures.


                                   ARTICLE VI

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY


         SECTION 6.1    COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF
                        HOLDERS.

         As required by Section 312(a) of the Trust Indenture Act, the Company will furnish or cause to be furnished to the Trustee:

              (a) semiannually, not later than March 31 and September 30 of each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of the Debentures ("List of Holders") as of a date not more than 15 days prior to the delivery thereof, provided, however, that the Company shall not be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Trustee by or on behalf of the Company, and in the absence of the provision of any such List of Holders to the Trustee, then notice shall be deemed to have been given to the Trustee that the List of Holders has not changed since the most recent List of Holders; and

              (b) at any other time, within 30 days of receipt by the Company of a written request for a List of Holders as of a date no more than 15 days before such List of Holders is given to the Trustee.

The Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Debenture Registrar or Paying Agent (if acting in such capacity), provided, however, that the Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.


         SECTION 6.2    PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Debentures (i) contained in the most recent list furnished to the Trustee pursuant to Section 6.1, (ii) received by the Trustee in its capacity as Debenture Registrar and (iii) filed with it within the two preceding years pursuant to Section 313(c)(2) of the Trust Indenture Act. The Trustee may (A) destroy any list furnished to it as provided in Section 312(a) of the Trust Indenture Act upon receipt of a new list so furnished, (B) destroy any information received by it as Paying Agent (if so acting) hereunder upon delivering to itself as Trustee, not earlier than March 20 or September 20 of each year, a list containing the names and addresses of the Holders of Debentures obtained from such information since the delivery of the next previous list, if any, (C) destroy any list delivered to itself as Trustee which was compiled from information received by it as Paying Agent (if so acting) hereunder upon the receipt of a new list so delivered and
(D) destroy not earlier than two years after filing, any information filed with it pursuant to Section 313(c)(2) of the Trust Indenture Act.

         (b) If three or more Holders of Debentures (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Debenture for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Debentures with respect to their rights under this Indenture or under the Debentures and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 6.2(a), or (ii) inform such applicants as to the approximate number of Holders of Debentures whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 6.2(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of Debentures whose name and address appears in the information preserved at the time by the Trustee in accordance with Section 6.2(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Debentures or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders of Debentures with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         (c) Every Holder of Debentures, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Debentures in accordance with Section 6.2(b), regardless of the source from which such information was derived and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 6.2(b).


         SECTION 6.3    REPORTS BY TRUSTEE.

         The Trustee shall in each year transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within 60 days after each May 15 following the date of this Indenture deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of Section 313(a).

         A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Debentures are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when any Debentures are listed on any stock exchange.


         SECTION 6.4    REPORTS BY COMPANY.

         The Company shall:

              (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to
         Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

              (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports required to be filed with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

              (c) transmit to all Holders, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

         Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).


                                  ARTICLE VII

                             DEFAULTS AND REMEDIES


         SECTION 7.1    EVENTS OF DEFAULT.

         "Event of Default," wherever used herein with respect to the Debentures, means any one or more of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

              (a) default in the payment of any interest upon any Debenture, including any Compounded Interest, Additional Interest, or Liquidated Damages in respect thereof, when it becomes due and payable, and continuance of such default for a period of 30 days (whether or not such payment is prohibited by the subordination provisions set forth in Article IV hereof); provided, however, that a valid extension of an interest payment period by the Company in accordance with the terms of this Indenture shall not constitute a default in the payment of interest (including any Additional Payments) for this purpose; or

              (b) default in the payment of the principal of (or premium, if any, on) any Debenture as and when the same shall become due and payable whether at maturity, upon redemption, by declaration or otherwise (whether or not such payment is prohibited by the subordination provisions set forth in Article IV hereof); or

              (c) failure by the Company to issue and deliver Common Stock or other property issuable upon an election to convert such Debentures pursuant to Article XV (whether or not such delivery is prohibited by the subordination provisions set forth in Article IV); or

              (d) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Debentures, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default"), hereunder; or

              (e) the entry by a court having jurisdiction in the premises of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a custodian, receiver, liquidation, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of their property, or ordering the winding up or liquidation of its affairs, and

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


         the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

              (f) the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidation, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of their property, or the making by it of an assignment for the benefit of creditors; or

              (g) the voluntary or involuntary dissolution, winding-up, or termination of the Insignia Trust except in connection with (i) the distribution of Debentures to holders of Trust Securities in liquidation of their interest in the Insignia Trust, (ii) the redemption of all of the outstanding Trust Securities of the Insignia Trust or (iii) certain mergers, consolidations or amalgamations, each as permitted by the Declaration.


         SECTION 7.2    ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

         If an Event of Default described in clause (a), (b), (c), (d), or (g) of Section 7.1 above occurs and is continuing, then, and in each and every such case, unless the principal of all of the Debentures shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Debentures then Outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by the Holders of Debentures), may declare the entire principal of all Debentures and all interest accrued thereon (including any Additional Payments) and any other amounts payable hereunder to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

         If an Event of Default described in clause (e) or (f) of Section 7.1 occurs, the entire principal of all Debentures and all interest accrued thereon (including any Additional Payments) and any other amounts payable hereunder shall become immediately due and payable, without any declaration or other act on the part of the Trustee or the Holders.

         At any time after a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as provided in this Article hereinafter, the Holders of a majority in aggregate principal amount of the Outstanding Debentures, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

              (1) the Company has paid or deposited with the Trustee a sum sufficient to pay--

                   (A) all overdue interest (including any Additional Interest,
              Compounded Interest and Liquidated Damages) on all Debentures,

                   (B) the principal of any Debentures which have become due
              otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Debentures, and

                   (C) all sums paid or advanced by the Trustee and each
              predecessor Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee and each predecessor Trustee and their respective agents and counsel;

         and

              (2) all Events of Default, other than the non-payment of the principal of Debentures that have become due solely by such declaration of acceleration, have been cured or waived as provided in
         Section 7.13.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

         In case the Trustee shall have proceeded to enforce any right with respect to Debentures under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.


         SECTION 7.3 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

         The Company covenants that if,

              (a) default is made in the payment of any interest (including Additional Payments) on any Debenture when such interest becomes due and payable and such default continues for a period of 30 days (provided that a valid extension of the interest payment period by the Company pursuant to this Indenture shall not constitute a default in the payment of any interest (including Additional Payments) for this purpose), or

              (b) default is made in the payment of the principal of any Debenture at Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of Debentures, the whole amount then due and payable on Debentures for principal and interest (including any Additional Payments) and, to the extent that payment of such interest shall be legally enforceable under applicable law, interest on any overdue principal and on any overdue interest, at the rate per annum stated in the Debentures; and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel under Section 8.6.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may (in addition to exercising any other rights pursuant to Section 7.2) prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Debentures and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Debentures, wherever situated.

         If an Event of Default with respect to Debentures occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Debentures by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, either at law or in equity or in bankruptcy or otherwise whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


         SECTION 7.4    TRUSTEE MAY FILE PROOFS OF CLAIM.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Debentures or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of Debentures shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

              (a) to file and prove a claim for the whole amount of principal and any premium and interest owing and unpaid in respect of the Debentures and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of Debentures allowed in such judicial proceeding, and

              (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Debentures to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Debentures, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 8.6.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Debenture any plan of reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of Debentures in any such proceeding.


         SECTION 7.5    TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF
                        DEBENTURES.

         All rights of action and claims under this Indenture or under any of the terms established with respect to the Debentures may be prosecuted and enforced by the Trustee without the possession of any of the Debentures or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel due under Section 8.6, be for the ratable benefit of the Holders of the Debentures in respect of which such judgment has been recovered.


         SECTION 7.6   APPLICATION OF MONEY COLLECTED.

         Subject to the provisions of Article IV, any money collected by the Trustee pursuant to this Article with respect to Debentures shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Debentures, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee under Section
8.6;

         SECOND: To the payment of the amounts then due and unpaid for principal of and interest (including any Additional Payments) on the Debentures in respect of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on Debentures for principal and any premium and interest, respectively.


         SECTION 7.7    LIMITATION ON SUITS.

         No Holder of any Debenture shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless;

              (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

              (b) the Holders of not less than 25% in principal amount of the Outstanding Debentures shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

              (c) such Holder or Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

              (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

              (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Debentures;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.


         SECTION 7.8 UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL AND INTEREST AND TO CONVERT.

         Notwithstanding any other provision in this Indenture, but subject to
Article IV of this Indenture, the Holder of any Debenture shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 2.3) interest (including any Additional Payments) on the Debentures on the Stated Maturity or Maturities expressed in the Debentures (or, in the case of redemption, on the Redemption Date) and to convert such Debenture into Common Stock in accordance with Article XV and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

         SECTION 7.9    RESTORATION OF RIGHTS AND REMEDIES.

         If the Trustee or any Holder of Debentures has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Debentures shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.


         SECTION 7.10   RIGHTS AND REMEDIES CUMULATIVE.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures in the last paragraph of Section 2.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Debentures is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


         SECTION 7.11   DELAY OR OMISSION NOT WAIVER.

         No delay or omission of the Trustee or of any Holder of any Debenture to exercise any right or remedy accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.

         Subject to the provisions of Section 7.7, every right and remedy given by this Article or by law to the Trustee or to the Holders of Debentures may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Debentures, as the case may be.


         SECTION 7.12   CONTROL BY HOLDERS OF DEBENTURES.

         The Holders of a majority in aggregate principal amount of the Outstanding Debentures shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Debentures, provided that,

              (a) such direction shall not be in conflict with any rule of law or with this Indenture, and

              (b) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction.


         SECTION 7.13   WAIVER OF PAST DEFAULTS.

         The Holders of not less than a majority in principal amount of the Outstanding Debentures may on behalf of the Holders of all the Debentures waive any past default hereunder with respect to the Debentures and its consequences, except a default

              (a) in the payment of the principal of (or premium, if any) or any interest (including Additional Interest, Compounded Interest and Liquidated Damages) on any Debenture as and when the same shall become due by the terms of Debentures otherwise than by acceleration (unless such default has been cured and sums sufficient to pay all matured installments of interest and principal and any premium has been deposited with the Trustee (in accordance with Section 7.2)), or

              (b) in the covenants contained in Sections 5.6 and 5.7, or

              (c) in respect of a covenant or provision hereof which under
         Article XI cannot be modified or amended without the consent of the Holder of each Outstanding Debenture affected; provided, however, that if the Debentures are held by the Insignia Trust or a trustee of such trust, such waiver or modification to such waiver shall not be effective until the holders of a majority in liquidation preference of Trust Securities of the Insignia Trust shall have consented to such waiver or modification to such waiver; provided further, that if the consent of the Holder of each Outstanding Debenture is required, such waiver shall not be effective until each holder of the Trust Securities of the Insignia Trust shall have consented to such waiver.

         Upon any such waiver, the default covered thereby shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture and the Company, the Trustee and the holders of the Debentures shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


         SECTION 7.14   UNDERTAKING FOR COSTS.

         All parties to this Indenture agree, and each Holder of any Debenture by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% in principal amount of the Outstanding Debentures, or to any suit instituted by any Holder of any Debenture for the enforcement of the payment of the principal of or any premium or interest (including Additional Payments) on such Debenture on or after the Stated Maturity or Maturities expressed in such Debenture (or, in the case of redemption, on or after the Redemption Date) or the right to convert such Debenture in accordance with the provisions of this Indenture.


         SECTION 7.15   WAIVER OF STAY OR EXTENSION LAWS.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 7.16   ENFORCEMENT BY HOLDERS OF CONVERTIBLE PREFERRED
                        SECURITIES.

         (a) Notwithstanding anything to the contrary contained herein, if the Property Trustee as Holder of the Debentures fails to enforce its rights under the Debentures (other than rights arising from an Event of Default described in Section 7.16(b)) for a period of 30 days after any holder of Convertible Preferred Securities shall have made a written request to the Property Trustee to enforce such rights, such holder of Convertible Preferred Securities may, to the fullest extent permitted by law, institute a Direct Action to enforce the Property Trustee's rights as Holder of the Debentures, without first instituting any legal proceeding against the Property Trustee or any other Person.

         (b) Notwithstanding anything to the contrary contained herein, if an Event of Default has occurred and is continuing and such Event of Default is attributable to the failure of the Company to pay interest (including any Additional Payments) or principal on the Debentures on the date such interest or principal is otherwise payable, the Company acknowledges that, in such event, a holder of Convertible Preferred Securities may institute a Direct Action for enforcement of payment to such Holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder, on or after the respective due date specified in the Debentures, without first instituting any legal proceeding against the Property Trustee or any other Person.

         (c) Notwithstanding any payment made to such holder of Convertible Preferred Securities by the Company in connection with a Direct Action, the Company shall remain obligated to pay the principal of or interest on the Debentures held by the Insignia Trust or the Property Trustee and the Company shall be subrogated to the rights of the holder of such Convertible Preferred Securities with respect to payments on the Convertible Preferred Securities to the extent of any payments made by the Company to such holder in any Direct Action.


                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE


         SECTION 8.1 DUTIES AND RESPONSIBILITIES OF THE TRUSTEE; DURING DEFAULT; PRIOR TO DEFAULT.

         With respect to the Holders of Debentures issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Debentures and after the curing or waiving of all Events of Default which may have occurred with respect to Debentures, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Debentures has occurred (which has not been cured or waived), the Trustee shall exercise with respect to the Debentures such of the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

              (a) prior to the occurrence of an Event of Default with respect to the Debentures and after the curing or waiving of all such Events of Default with respect to the Debentures which may have occurred:

                   (i) the duties and obligations of the Trustee with respect to the Debentures shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                   (ii) in the absence of bad faith on the part of the
              Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not, on their face, they conform to the requirements of this Indenture, but shall otherwise have no duty to determine the accuracy or completeness thereof or whether the same comply with applicable laws;

              (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

              (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 7.12 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

              (d) whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section 8.1

         No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.


         SECTION 8.2    CERTAIN RIGHTS OF TRUSTEE.

         Subject to the provisions of the Trust Indenture Act:

              (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

              (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or as otherwise expressly provided herein and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

              (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

              (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

              (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Debentures pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction; provided, however, that nothing contained in this Section 8.2(e) shall be taken to relieve the Trustee, upon the occurrence of an Event of Default, from its obligations expressly created hereunder to exercise the rights and powers vested in it by this Indenture;

              (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

              (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.


         SECTION 8.3    NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF DEBENTURES.

         The recitals contained herein and in the Debentures (except the Trustee's certificates of authentication) shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of any Debentures. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Debentures or the proceeds thereof.


         SECTION 8.4    MAY HOLD DEBENTURES.

         The Trustee, any Authenticating Agent, any Paying Agent, any Debenture Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Debentures and, subject to Sections 8.9 and 8.11, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Debenture Registrar or such other agent.


         SECTION 8.5     MONEY HELD IN TRUST.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

         SECTION 8.6     COMPENSATION AND REIMBURSEMENT.

         The Company agrees:

              (a) to pay to the Trustee or any predecessor Trustee from time to time such compensation as shall be agreed in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

              (b) except as otherwise expressly provided herein, to reimburse the Trustee or any predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

              (c) to indemnify the Trustee and any predecessor Trustee for, and to hold it harmless against, any and all loss, damage, claim, liability or expense, including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 7.1(e) or Section 7.1(f), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar laws.

         The provisions of this Section 8.6 shall survive the termination of this Indenture.


         SECTION 8.7     RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 8.8.

         (b) The Trustee may resign at any time with respect to the Debentures by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 8.8 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debentures.

         (c) The Trustee may be removed at any time with respect to the Debentures by Act of the Holders of a majority in principal amount of the Outstanding Debentures delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee required by Section 8.8 shall not have been delivered to the Trustee within 30 days after the delivery of such Act of removal, the Trustee being removed may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debentures.

         (d) If at any time:

                   (1) the Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder of a Debenture who has been a bona fide Holder of a Debenture for at least six months, or

                   (2) the Trustee shall cease to be eligible under Section
              8.10 and Section 310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Company or by any Holder of a Debenture who has been a bona fide Holder of a Debenture for at least six months, or

                   (3) the Trustee shall become incapable of acting or shall
              be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Debentures, or (ii) subject to Section 7.14 any Holder of a Debenture who has been a bona fide Holder of a Debenture for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Debentures and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Debentures, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Debentures (it being understood that at any time there shall be only one Trustee with respect to the Debentures) and shall comply with the applicable requirements of Section 8.8. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Debentures shall be appointed by Act of the Holders of a majority in principal amount of Outstanding Debentures delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 8.8, become the successor Trustee with respect to the Debentures and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Debentures shall have been so appointed by the Company or the Holders of Debentures and accepted appointment in the manner required by Section 8.8, any Holder of a Debenture who has been a bona fide Holder of a Debenture for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debentures.

         (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Debentures and each appointment of a successor Trustee with respect to the Debentures in the manner provided in
Section 16.4. Each notice shall include the name of the successor Trustee with respect to the Debentures and the address of its Corporate Trust Office.


         SECTION 8.8    ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

         (a) In case of the appointment hereunder of a successor Trustee with respect to all Debentures, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but on the written request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) Upon the written request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) of this Section.

         (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


         SECTION 8.9    DISQUALIFICATION; CONFLICTING INTERESTS.

         If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.


         SECTION 8.10   CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

         There shall be at all times a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereunder specified in this Article.


         SECTION 8.11   PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

         If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Debentures), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).


         SECTION 8.12   MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
                        BUSINESS.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debentures shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debentures so authenticated with the same effect as if such successor Trustee had itself authenticated such Debentures.


         SECTION 8.13  APPOINTMENT OF AUTHENTICATING AGENT.

         The Trustee may appoint an Authenticating Agent or Agents with respect to Debentures which shall be authorized to act on behalf of the Trustee to authenticate Debentures issued upon original issue or upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 2.6, and Debentures so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder.

         Wherever reference is made in this Indenture to the authentication and delivery of Debentures by the Trustee or the Trustee's certificate of authentication such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall promptly give notice of such appointment to all Holders of Debentures pursuant to Section 16.4. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

         If an appointment with respect to Debentures is made pursuant to this Section, the Debentures may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the Debentures referred to in the within-mentioned Indenture.

                                   First Union National Bank of South Carolina


                                   By
                                     -----------------------------------------
                                            Authenticating Agent


                                   By
                                     -----------------------------------------
                                            Authorized Signatory


         If all of the Debentures may not be originally issued at one time, and if the Company has an Affiliate eligible to be appointed as an Authenticating Agent hereunder or the Trustee does not have an office capable of authenticating Debentures upon original issuance located in a Place of Payment where the Company wishes to have Debentures authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 16.1 and need not be accompanied by an Opinion of Counsel), shall appoint in accordance with this Section an Authenticating Agent (which if so requested by the Company, shall be such Affiliate of the Company) having an office in a Place of Payment designated by the Company with respect to the Debentures.


         SECTION 8.14.  NOTICE OF DEFAULTS.

         If a Default occurs hereunder with respect to Debentures, the Trustee shall give the Holders of Debentures notice of such Default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any Default of the character specified in Section 7.1(d), no such notice to Holders shall be given until at least 30 days after the occurrence thereof.


                                   ARTICLE IX

                                ACTS OF HOLDERS


         SECTION 9.1    ACTS OF HOLDERS.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Debenture, shall be sufficient for any purpose of this Indenture and (subject to Section 8.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to such notary public or other such officer the execution thereof. Where such execution is by a signer acting in a capacity other than the signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of the signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee reasonably deems sufficient.

         (c) The principal amount of Debentures held by any Person, and the date of holding the same, shall be proved by the Debenture Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of a Debenture shall bind every future Holder of the same Debenture and the Holder of every Debenture issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Debenture.

         (e) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Outstanding Debentures entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 6.1) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action. With regard to any action that may be given or taken hereunder only by Holders of a requisite principal amount of Outstanding Debentures (or their duly appointed agents) and for which a record date is set pursuant to this paragraph, the Company may, at its option, set an expiration date after which no such action purported to be given or taken by any Holder shall be effective hereunder unless given or taken on or prior to such expiration date by Holders of the requisite principal amount of Outstanding Debentures on such record date (or their duly appointed agents). On or prior to any expiration date set pursuant to this paragraph, the Company may, on one or more occasions at its option, extend such date to any later date. Nothing in this paragraph shall prevent any Holder (or any duly appointed agent thereof) from giving or taking, after any expiration date, any action identical to, or, at any time, contrary to or different from, any action given or taken, or purported to have been given or taken, hereunder by a Holder on or prior to such date, in which event the Company may set a record date in respect thereof pursuant to this clause.


                                   ARTICLE X

                       MEETINGS OF HOLDERS OF DEBENTURES


         SECTION 10.1   PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

         A meeting of Holders of Debentures may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Debentures.

         SECTION 10.2   CALL, NOTICE AND PLACE OF MEETINGS.

         (a) The Trustee may at any time call a meeting of Holders of Debentures for any purpose specified in Section 10.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York as the Trustee shall determine. Notice of every meeting of Holders of Debentures setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 16.4, not less than 21 nor more than 180 days prior to the date fixed for the meeting (or, in the case of a meeting of Holders with respect to Debentures all or part of which are represented by a Book-Entry Debenture, not less than 20 nor more than 40 days).

         (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 25% in principal amount of the Outstanding Debentures shall have requested the Trustee to call a meeting of the Holders of Debentures for any purpose specified in Section 10.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the first notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Debentures in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York for such meeting and may call such meeting for such purposes by giving notice thereof as provided in Subsection (a) of this Section.


         SECTION 10.3   PERSONS ENTITLED TO VOTE AT MEETINGS.

         Upon the calling of a meeting of Holders with respect to the Debentures all or part of which are represented by a Book-Entry Debenture, a record date shall be established for determining Holders of Outstanding Debentures entitled to vote at such meeting, which record date shall be the close of business on the day the notice of the meeting of Holders is given in accordance with Section 10.2. The Holders on such record date, and their designated proxies, and only such Persons, shall be entitled to vote at any meeting of Holders. To be entitled to vote at any meeting of Holders a Person shall (a) be a Holder of one or more Debentures or (b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more Debentures; provided, however, that in the case of any meeting of Holders with respect to the Debentures all or part of which are represented by a Book-Entry Debenture, only Holders, or their designated proxies, of record on the record date established pursuant to Section 10.3 hereof shall be entitled to vote at such meeting. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.


         SECTION 10.4   QUORUM; ACTION.

         The Persons entitled to vote a majority in principal amount of the Outstanding Debentures shall constitute a quorum for a meeting of Holders of Debentures; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of a specified percentage in aggregate principal amount of Outstanding Debentures that is less or greater than a majority in principal amount of the Outstanding Debentures, then, with respect to such action (and only such action) the Persons entitled to vote such lesser or greater percentage in principal amount of the Outstanding Debentures shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Debentures, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 10.2(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the outstanding Debentures which shall constitute a quorum. Notwithstanding the foregoing, no meeting of Holders with respect to Debentures which is represented in whole or in part by a Book-Entry Debenture, shall be adjourned to a date more than 90 days after the record date for such meeting unless the Trustee shall send out a new notice of meeting and establish, in accordance with Section 10.3, a new record date for Holders entitled to vote at such meeting.

         Except as limited by the proviso to Section 11.2, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Debentures; provided, however, that, except as limited by the proviso to Section 11.2, any resolution with respect to any consent or waiver which this Indenture expressly provides may be given by the Holders of a specified percentage in aggregate principal amount of Outstanding Debentures that is less or greater than a majority in principal amount of the Outstanding Debentures may be adopted at a meeting or an adjourned meeting duly convened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Debentures.

         Any resolution passed or decision taken at any meeting of Holders of Debentures duly held in accordance with this Section shall be binding on all the Holders of Debentures, whether or not present or represented at the meeting.


         SECTION 10.5 DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS.

         (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Debentures in regard to proof of the holding of Debentures and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Debentures shall be proved in the manner specified in Section 9.1 and the appointment of any proxy shall be proved in the manner specified in Section
9.1 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 9.1. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 9.1 or other proof.

         (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Debentures as provided in Section 10.2(b), in which case the Company or the Holders of Debentures calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Debentures represented at the meeting.

         (c) At any meeting each Holder of a Debenture or proxy shall be entitled to one vote for each $ 50 principal amount of the Outstanding Debentures held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Debenture challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Debenture or proxy.

         (d) Any meeting of Holders of Debentures duly called pursuant to
Section 10.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Debentures represented at the meeting; and the meeting may be held as so adjourned without further notice.


         SECTION 10.6   COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

         The vote upon any resolution submitted to any meeting of Holders of Debentures shall be by written ballots on which shall be subscribed the signatures of the Holders of Debentures or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Debentures held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Debentures shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in
Section 10.2 and, if applicable, Section 10.4. Each copy shall be signed and verified by the affidavits of the chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                                   ARTICLE XI

                            SUPPLEMENTAL INDENTURES


         SECTION 11.1   SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

         Without the consent of any Holders of Debentures, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

              (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Debentures; or

              (b) to add to the covenants of the Company for the benefit of the Holders of Debentures or to surrender any right or power herein conferred upon the Company; or

              (c) to add any additional Events of Default; or

              (d) to evidence and provide for the acceptance of appointment thereunder by a successor Trustee with respect to the Debentures and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 8.8; or

              (e) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Article XV; or

              (f) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action shall not, in the opinion of the Board of Directors, adversely affect the interests of the Holders of Debentures in any material respect; or

              (g) to make provision for transfer procedures, certification, book-entry provisions, the form of restricted securities legends, if any, to be placed on the Debentures, and all other matters required pursuant to Section 2.5 or otherwise necessary, desirable, or appropriate in connection with the issuance of Debentures to holders of Trust Securities in the event of a distribution of Debentures by the Insignia Trust if a Special Event occurs and is continuing.


         SECTION 11.2   SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

         With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Debentures affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Debentures under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of each Holder of each Outstanding Debenture,

              (a) change the Stated Maturity of the principal of, or (except as contemplated by Section 2.3(c)) any installment of interest (including any Additional Payments) on, any Debenture, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the coin or currency in which any Debenture or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or

              (b) reduce the percentage in principal amount of the Outstanding Debentures, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of certain defaults hereunder and their consequences provided for in this Indenture, or reduce the requirements of Section
         10.4 for quorum or voting; or

              (c) modify any of the provisions of this Section or Section 7.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Debenture; or

              (d) make any change that adversely affects the right to convert any Debenture into Common Stock as provided in Article XV or decrease the conversion rate or increase the conversion price of any such Debenture, or

              (e) make any change in Article IV that adversely affects the rights of any Holders of Outstanding Debentures.

         So long as any Convertible Preferred Securities are outstanding, no supplemental indenture shall, without the consent of each holder of Convertible Preferred Securities, amend Section 7.16 so as to eliminate or materially impair the right of such holders to institute Direct Actions in the circumstances set forth therein.

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         It shall not be necessary for any Act of Holders of Debentures under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


         SECTION 11.3   EXECUTION OF SUPPLEMENTAL INDENTURES.

         In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 8.2) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.


         SECTION 11.4   EFFECT OF SUPPLEMENTAL INDENTURES.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debentures theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.


         SECTION 11.5   CONFORMITY WITH TRUST INDENTURE ACT.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act of 1939, as amended, in effect on such date.


         SECTION 11.6   REFERENCE IN DEBENTURES TO SUPPLEMENTAL INDENTURES.

         Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debentures so modified as to conform, in the opinion of the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debentures.


                                  ARTICLE XII

                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE


         SECTION 12.1   COMPANY MAY CONSOLIDATE, ETC. ON CERTAIN TERMS.

         The Company shall not merge or consolidate with any other corporation or sell or convey all or substantially all of its assets to any Person, unless
(a) either the Company shall be the continuing corporation, or the successor corporation (if other than the Company) shall be a corporation organized under the laws of the United States of America or any State thereof and shall expressly assume the due and punctual payment of the principal of and interest on all the Debentures, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company, by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation, and (b) the Company or such successor corporation, as

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the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition.


         SECTION 12.2   SUCCESSOR CORPORATION SUBSTITUTED.

         In case of any such consolidation, merger, sale or conveyance, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein. Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Company prior to such succession any or all of the Debentures issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any securities which previously shall have been signed and delivered by the officers of the Company, to the Trustee for authentication, and any Debentures which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Debentures so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debentures theretofore or thereafter issued in accordance with the terms or this Indenture as though all of such Debentures had been issued at the date of the execution hereof.

         In case of any such consolidation, merger, sale or conveyance such changes in phraseology and form (but not in substance) may be made in the Debentures thereafter to be issued as may be appropriate.

         In the event of any such sale or conveyance (other than a conveyance by way of lease) the Company or any successor corporation which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Indenture and the Debentures and may be liquidated and dissolved.


         SECTION 12.3   OPINION OF COUNSEL TO TRUSTEE.

         The Trustee may receive an Opinion of Counsel, prepared in accordance with Section 16.1, as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture.


                                  ARTICLE XIII

                           SATISFACTION AND DISCHARGE


         SECTION 13.1   SATISFACTION AND DISCHARGE OF INDENTURE.

         This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Debentures herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

         (a) either

                   (1) all Debentures theretofore authenticated and delivered
              (other than (i) Debentures which have been destroyed, lost or stolen and which have been replaced or paid

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


              as provided in Section 2.6, and (ii) Debentures for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 5.3) have been delivered to the Trustee for cancellation; or

                   (2) all such Debentures not theretofore delivered to the
              Trustee for cancellation,

                        (i) have become due and payable, or

                        (ii) will become due and payable at their Stated
                   Maturity within one year, or

                        (iii) are to be called for redemption within one year
                   under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

              and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose, an amount sufficient to pay and discharge the entire indebtedness on such Debentures not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and any interest (including any Additional Payments) to the date of such deposit (in the case of Debentures which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

         (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

         (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 8.6, the obligations of the Company to any Authenticating Agent under SECTION 8.13 and, if money shall have been deposited with the Trustee pursuant to clause (a)(2) of this Section, the obligations of the Trustee under Section 13.2 and the last paragraph of Section 5.3 shall survive.


         SECTION 13.2   APPLICATION OF TRUST MONEY.

         Subject to the provisions of the last paragraph of Section 5.3, all money deposited with the Trustee pursuant to Section 13.1 shall be held in trust and applied by it, in accordance with the provisions of the Debentures and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and any interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE XIV

                    IMMUNITY OF INCORPORATORS, SHAREHOLDERS,
                       OFFICERS, DIRECTORS AND EMPLOYEES.


         No recourse under or upon any obligation, covenant or agreement of this Indenture, or of a Debenture, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer, director or employee, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations of the Company, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers, directors or employees, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations or agreements contained in this Indenture or in any of the Debentures or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer, director or employee, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations or agreements contained in this Indenture or in any of the Debentures or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Debentures.

         All payments of interest and other amounts, if any, to be made by the Trustee hereunder shall be made only from the money deposited with the Trustee and only to the extent that the Trustee shall have sufficient income or proceeds to make such payments in accordance with the terms of this Indenture, and each Holder thereof, by its acceptance of a Debenture, agrees that it will look solely to the income and proceeds deposited with the Trustee to the extent available for distribution to such Holder as provided and that the Trustee, its incorporators, shareholders, officers, directors and employees are not personally liable in any manner to such Holder for any amounts payable or any liability under this Indenture or any Debenture.


                                   ARTICLE XV

                      CONVERSION OF CONVERTIBLE DEBENTURES


         SECTION 15.1   CONVERSION RIGHTS.

         Subject to and upon compliance with the provisions of this Article XV, the Debentures are convertible, at the option of the Holder, at any time beginning December 31, 1996 and prior to the close of business on September 30, 2016 (or, in the case of Debentures called for redemption, prior to the close of business on the Business Day prior to the corresponding Redemption
Date) into fully paid and nonassessable shares of Common Stock at an initial conversion rate of 1.8868 shares of Common Stock for each $50 in aggregate principal amount of Debentures (equal to a Conversion Price of $26.50 per share of Common Stock), subject to adjustment as described in this Article XV. A Holder of Debentures may convert any portion of the principal amount of the Debentures into that number of fully paid and nonassessable shares of Common Stock obtained by dividing the principal amount of the Debentures to be converted by such Conversion Price. All calculations under this Article XV shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

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



         SECTION 15.2    CONVERSION PROCEDURES.

                  (a) In order to convert all or a portion of the Debentures, the Holder thereof shall deliver to the Conversion Agent an irrevocable Notice of Conversion setting forth the principal amount of Debentures to be converted, together with the name or names, if other than the Holder, in which the shares of Common Stock should be issued upon conversion and, if such Debentures are definitive Debentures, surrender to the Conversion Agent the Debentures to be converted, duly endorsed or assigned to the Company or in blank. In addition, a holder of Convertible Preferred Securities may exercise its right under the Declaration to convert such Convertible Preferred Securities into Common Stock by delivering to the Conversion Agent an irrevocable Notice of Conversion setting forth the information called for by the preceding sentence and directing the Conversion Agent (i) to exchange such Convertible Preferred Securities for a portion of the Debentures held by the Insignia Trust (at an exchange rate of $50 principal amount of Debentures for each Convertible Preferred Security) and (ii) to immediately convert such Debentures, on behalf of such holder, into Common Stock pursuant to this
Article XV and, if such Convertible Preferred Securities are in definitive form, surrendering such Convertible Preferred Securities, duly endorsed or assigned to the Insignia Trust or in blank. So long as any Convertible Preferred Securities are outstanding, the Insignia Trust shall not convert any Debentures except pursuant to a Notice of Conversion delivered to the Conversion Agent by a holder of Convertible Preferred Securities.

                  If a Notice of Conversion is delivered on or after a Regular Record Date and prior to the subsequent Interest Payment Date, the Holder on the Regular Record Date will be entitled to receive the interest payable on the subsequent Interest Payment Date on the portion of Debentures to be converted notwithstanding the conversion thereof prior to such Interest Payment Date. Except as otherwise provided in the immediately preceding sentence, in the case of any Debenture which is converted, interest whose payment date is after the date of conversion of such Debenture shall not be payable, and the Company shall not make nor be required to make any other payment, adjustment or allowance with respect to accrued but unpaid interest (including Additional Payments) on the Debentures being converted, which shall be deemed to be paid in full. Each conversion shall be deemed to have been effected immediately prior to the close of business on the day on which the Notice of Conversion was received (the "Conversion Date") by the Conversion Agent from the Holder or from a holder of the Convertible Preferred Securities effecting a conversion thereof pursuant to its conversion rights under the Declaration, as the case may be.

                  The Person or Persons entitled to receive Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of the Conversion Date. As promptly as practicable on or after the Conversion Date, the Company shall issue and deliver at the office of the Conversion Agent, unless otherwise directed by the Holder in the Notice of Conversion, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same. The Conversion Agent shall deliver such certificate or certificates to such Person or Persons.

                  (b) The Company's delivery upon conversion of the fixed number of shares of Common Stock into which the Debentures are convertible (together with the cash payment, if any, in lieu of fractional shares) shall be deemed to satisfy the Company's obligation to pay the principal amount at Maturity of the portion of Debentures so converted and any unpaid interest (including Additional Payments) accrued on such Debentures at the time of such conversion.

                  (c) No fractional shares of Common Stock will be issued as a result of conversion, but in lieu thereof, the Company shall pay to the Conversion Agent a cash adjustment in an amount equal to the same fraction of the Closing Price of such fractional interest on the date on which the Debentures were duly surrendered to the Conversion Agent for conversion, or, if such day is not a Trading Day, on the next Trading Day, and the Conversion Agent in turn will make such payment, if any, to the Holder of the Debentures or the holder of the Convertible Preferred Securities so converted.

                  (d) In the event of the conversion of any Debenture in part only, a new Debenture or Debentures for the unconverted portion thereof will be issued in the name of the Holder thereof upon the cancellation thereof in accordance with this Section 15.2.

                  (e) In effecting the conversion transactions described in this Section 15.2, the Conversion Agent is acting as agent of the holders of Convertible Preferred Securities (in the exchange of Convertible Preferred Securities for Debentures) and as agent of the Holders of Debentures (in the conversion of Debentures into Common Stock), as the case may be. The Conversion Agent is hereby authorized (i) to exchange Debentures held by the Insignia Trust from time to time for Convertible Preferred Securities in connection with the conversion of such Convertible Preferred Securities in accordance with this Article XV and (ii) to convert all or a portion of the Debentures into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this Article XV and to deliver to the Insignia Trust a new Debenture or Debentures for any resulting unconverted principal amount.


         SECTION 15.3   CONVERSION PRICE ADJUSTMENTS.

         The Conversion Price shall be adjusted from time to time as follows:

                  (a) In case the Company shall, while any of the Debentures are outstanding, (i) pay a dividend or make a distribution with respect to Common Stock in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock, (iii) combine outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of shares of Common Stock any shares of capital stock of the Company, the conversion privilege and the Conversion Price for the Debentures shall be adjusted so that the Holder of any Debenture thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Company which such Holder would have owned immediately following such action had such Debenture been converted immediately prior thereto. An adjustment made pursuant to this Subsection (a) shall become effective immediately after the record date in the case of a dividend or other distribution and shall become effective immediately after the effective date in case of a subdivision, combination or reclassification (or immediately after the record date if a record date shall have been established for such event). If, as a result of an adjustment made pursuant to this Subsection (a), the Holder of any Debenture thereafter surrendered for conversion shall become entitled to receive shares of two or more classes or series of capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a Board Resolution filed with the Trustee) shall determine the allocation of the adjusted Conversion Price for the Debentures between or among shares of such classes or series of capital stock.

                  (b) In case the Company shall, while any of the Debentures are outstanding, issue rights or warrants to all holders of Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock (as determined pursuant to Subsection (g) below) on the record date mentioned below, the Conversion Price for the Debentures shall be adjusted so that the Conversion Price shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not so delivered after the expiration of such rights or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. For the purposes of this subsection, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company shall not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company. In case any rights or warrants referred to in this subsection in respect of which an adjustment shall have been made shall expire unexercised within 45 days after the same shall have been distributed or issued by the Company, the Conversion Price shall be readjusted at the time of such expiration to the Conversion Price that would have been in effect if no adjustment had been made on account of the distribution or issuance of such expired rights or warrants.

                  (c) Subject to the last sentence of this subsection (c), in case the Company shall, by dividend or otherwise, distribute to all holders of Common Stock evidences of its indebtedness, shares of any class or series of capital stock, cash or assets or rights or warrants to subscribe for or purchase any of its securities (excluding any rights or warrants referred to in subsection (b), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in subsection (a) of this Section 15.3), the Conversion Price shall be reduced so that the Conversion Price shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subsection (c) by a fraction of which the numerator shall be the current market price per share (determined as provided in subsection
(g)) of the Common Stock on the date fixed for the payment of such distribution (the "Reference Date") less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors), on the Reference Date, of the portion of the evidences of indebtedness, shares of capital stock, cash and assets so distributed or of such subscription rights or warrants applicable to one share of Common Stock and of which the denominator shall be such current market price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the Reference Date; provided, however, that in the event the numerator shall be less than one, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder of Debentures shall have the right to receive upon conversion the amount of such distribution such Holder would have received had such Holder converted each Debenture immediately prior to the Reference Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not occurred. If the Board of Directors determines the fair market value of any distribution for purposes of this subsection (c) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the current market price per share of Common Stock (determined as provided in subsection
(g)). For purposes of this subsection (c), any dividend or distribution that includes shares of Common Stock or rights or warrants to subscribe for or purchase shares of Common Stock shall be deemed instead to be (i) a dividend or distribution of the evidences of indebtedness, shares of capital stock, cash or assets other than such shares of Common Stock or such rights or warrants (making any Conversion Price reduction required by this subsection
(c)) immediately followed by (ii) a dividend or distribution of such shares of Common Stock or such rights or warrants (making any further Conversion Price reduction required by subsection (a) or (b)), except (A) the Reference Date of such dividend or distribution as defined in this subsection (c) shall be substituted as (1) "the record date in the case of a dividend or other distribution," and (2) "the record date for the determination of stockholders entitled to receive such rights or warrants" and (3) "the date fixed for

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such determination" within the meaning of subsections (a) and (b) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed outstanding for purposes of computing any adjustment of the Conversion Price in subsection (a).

                  (d) In case the Company shall pay or make a dividend or other distribution on the Common Stock exclusively in cash (excluding any quarterly cash dividend on Common Stock to the extent that the aggregate cash dividend per share of Common Stock in any quarter does not exceed the greater of (i) the amount per share of Common Stock of the immediately preceding quarterly dividend on Common Stock to the extent such preceding quarterly dividend did not require an adjustment of the Conversion Price pursuant to this subsection (d) (as adjusted to reflect subdivisions or combinations of Common Stock), and (ii) 3.125% of the current market price per share determined as provided in subsection (g), and excluding any dividend or distribution in connection with the liquidation, dissolution or winding-up of the Company), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subsection (d) by a fraction of which the numerator shall be the current market price per share (determined as provided in subsection
(g)) of Common Stock on the date fixed for the payment of such distribution less the amount of cash so distributed (and not excluded as provided above) applicable to one share of Common Stock and of which the denominator shall be such current market price per share of the Common Stock (determined as provided in subsection (g)), such reduction to become effective immediately prior to the opening of business on the day following the date fixed for the payment of such distribution; provided, however, that in the event the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the current market price per share (as defined in subsection
(g)) of Common Stock on the record date mentioned above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder of Debentures shall have the right to receive upon conversion the amount of cash such Holder would have received had such Holder converted each Debenture immediately prior to the record date for the distribution of the cash. If an adjustment is required to be made pursuant to this subsection (d) as a result of a distribution that is a quarterly dividend, such adjustment shall be based upon the amount by which such distribution exceeds the amount of the quarterly cash dividend permitted to be excluded as provided above. If an adjustment is required to be made pursuant to this subsection (d) as a result of a distribution that is not a quarterly dividend, such adjustment shall be based upon the full amount of the distribution. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed.

                  (e) In case a tender or exchange offer (other than an odd-lot offer) made by the Company or any Subsidiary of the Company for all or any portion of the Common Stock shall expire and such tender or exchange offer shall involve the payment by the Company or such Subsidiary of consideration per share of Common Stock having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the Closing Price of the Common Stock on the Trading Day next succeeding the Expiration Time, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subsection (e) by a fraction (which shall not be greater than one) of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the Closing Price of Common Stock on the Trading Day next succeeding the Expiration Time and of which the denominator shall be the sum of (i) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as

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of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (ii) the product of the number of shares of the Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Closing Price of Common Stock on the Trading
Day next succeeding the Expiration Time, such reduction to become retroactively effective immediately prior to the opening of business on the day following the Expiration Time.

                  (f) In case a tender or exchange offer made by a Person other than the Company or any Subsidiary of the Company for all or any portion of the Common Stock shall expire and such tender or exchange offer shall involve the payment by a Person other than the Company or any Subsidiary of the Company of consideration per share of Common Stock having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) at the applicable Expiration Time that exceeds the Closing Price of the Common Stock on the Trading Day next succeeding the applicable Expiration Time in which as of the closing date of the offer the Board of Directors of the Company is not recommending rejection of the offer, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this subsection (f) by a fraction (which shall not be greater than one) of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the Closing Price of the Common Stock on the Trading Day next succeeding the Expiration Time and of which the denominator shall be the sum of (i) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (ii) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Closing Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become retroactively effective immediately prior to the opening of business on the day following the Expiration Time; provided, however, that the reduction of the Conversion Price contemplated by this subsection (f) will only be made if the tender offer or exchange offer is made for an amount which increases that Person's ownership of Common Stock to more than 25% of the total shares of Common Stock outstanding and provided, further, that the reduction of the Conversion Price contemplated by this subsection (f) will not be made if as of the close of the offer, the offering documents with respect to such offer disclose a plan or an intention to cause the Company to engage in a consolidation or merger of the Company or a sale of all or substantially all of the assets of the Company.

                  (g) For the purpose of any computation under subsections
(b), (c) or (d), the current market price per share of Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices for the ten Trading Day period ending on the earlier of the day in question and, if applicable, the day before the "ex" date with respect to the issuance or distribution requiring such computation; provided, however, that if more than one event occurs that would require an adjustment pursuant to subsections
(a) through (f), inclusive, the Board of Directors may make such adjustments to the Closing Prices during such ten Trading Day period as it deems appropriate to effectuate the intent of the adjustments in this Section 15.3, in which case any such determination by the Board of Directors shall be set forth in a Board Resolution and shall be conclusive. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the New York Stock Exchange or on such successor securities exchange as the Common Stock may be listed or in the relevant market from which the Closing Prices were obtained without the right to receive such issuance or distribution, and (2) when used with respect to any tender or exchange offer, means the first date on which the Common Stock trades regular way on such securities exchange or in such market after the Expiration Time of such offer.

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                  (h) The Company may make such reductions in the Conversion
Price, in addition to those required by subsections (a) through (f), as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. The Company from time to time may elect to reduce the Conversion Price by any amount for any period of time if the period is at least 20 days, the reduction is irrevocable during the period, and the Board of Directors shall have made a determination that such reduction would be in the best interest of the Company, which determination shall be conclusive. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to Holders of record of the Debentures a notice of the reduction at least 15 days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period it will be in effect.

                  (i) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price; provided, however, that any adjustments which by reason of this subsection (i) are not required to be made shall be carried forward and taken into account in determining whether any subsequent adjustment shall be required.

                  (j) If any action would require adjustment of the Conversion Price pursuant to more than one of the provisions described above, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value to the Holder of Debentures.


         SECTION 15.4   MERGER, CONSOLIDATION, OR SALE OF ASSETS.

                   (a) In the event that the Company shall be a party to any transaction, (including without limitation (i) any recapitalization or reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), (ii) any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), (iii) any sale or transfer of all or substantially all of the assets of the Company or
(iv) any compulsory share exchange), pursuant to which either shares of Common Stock shall be converted into the right to receive other securities, cash or other property, or, in the case of a sale or transfer of all or substantially all of the assets of the Company, the holders of Common Stock shall be entitled to receive other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the Holder of each Debenture then outstanding shall have the right thereafter to convert such Debenture only into the kind and amount of the securities, cash or other property that would have been receivable upon such recapitalization, reclassification, consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock issuable upon conversion of such Debenture immediately prior to such recapitalization, reclassification, consolidation, merger, sale, transfer or share exchange, subject to funds being legally available for such purpose under applicable law at the time of such conversion.

                   (b) The company or the Person formed by such consolidation or resulting from such merger or which acquired such assets or which acquires the Company's shares, as the case may be, shall make provision in its certificate or articles of incorporation or other constituent document to establish such right. Such certificate or articles of incorporation or other constituent document shall provide for adjustments which, for events subsequent to the effective date of such certificate or articles of incorporation or other constituent document, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article XV. The above provisions shall similarly apply to successive transactions of the foregoing type.

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         SECTION 15.5   NOTICE OF ADJUSTMENTS OF CONVERSION PRICE.

         Whenever the Conversion Price is adjusted as herein provided:

                  (a) the Company shall compute the adjusted Conversion Price and shall prepare a certificate signed by the Chief Financial Officer or the Treasurer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Trustee and the transfer agent for the Convertible Preferred Securities and the Debentures; and

                  (b) a notice stating the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall as soon as practicable be mailed by the Company to all record holders of Convertible Preferred Securities and the Debentures at their last addresses as they appear upon the transfer books of the Insignia Trust and the Company.


         SECTION 15.6   PRIOR NOTICE OF CERTAIN EVENTS.

                  In case:

                  (a) the Company shall (i) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend payable in cash that would not require an adjustment pursuant to Section 15.3(c) or (d) or (ii) authorize a tender or exchange offer that would require an adjustment pursuant to Section 15.3(e);

                  (b) the Company shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights or warrants;

                  (c) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; then the Company shall (i) if any Convertible Preferred Securities are outstanding, cause to be filed with the Trustee and the transfer agent for the Convertible Preferred Securities, and shall cause to be mailed to the holders of record of the Convertible Preferred Securities, at their last addresses as they shall appear upon the transfer books of the Insignia Trust or (ii) cause to be filed with the Trustee and mailed to all Holders at their last addresses as they shall appear in the Debenture Register, at least 15 days prior to the applicable record or effective date hereinafter specified, a notice stating (A) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined or (B) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or

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winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).


         SECTION 15.7   DIVIDEND OR INTEREST REINVESTMENT PLANS.

         Notwithstanding the foregoing provisions, the issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under any such plan, and the issuance of any shares of Common Stock or options or rights to purchase such shares pursuant to any employee benefit plan or program of the Company or pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date hereof, shall not be deemed to constitute an issuance of Common Stock or exercisable, exchangeable or convertible securities by the Company to which any of the adjustment provisions described above applies. There shall also be no adjustment of the Conversion Price in case of the issuance of any stock (or securities convertible into or exchangeable for stock) of the Company except as specifically described in this Article XV.


         SECTION 15.8   CERTAIN ADDITIONAL RIGHTS.

         In case the Company shall, by dividend or otherwise, declare or make a distribution on the Common Stock referred to in Section 15.3 (c) or 15.3(d) (including, without limitation, dividends or distributions referred to in the last sentence of Section 15.3(d)), the Holder of Debentures, upon the conversion thereof subsequent to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution and prior to the effectiveness of the Conversion Price adjustment in respect of such distribution, shall also be entitled to receive for each share of Common Stock into which Debentures are converted, the portion of the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock; provided, however, that, at the election of the Company (whose election shall be evidenced by a resolution of the Board of Directors) with respect to all Holders so converting, the Company may, in lieu of distributing to such Holder any portion of such distribution not consisting of cash or securities of the Company, pay such Holder an amount in cash equal to the fair market value thereof (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors). If any conversion of Debentures described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of Common Stock which the Holder of Debentures so converted is entitled to receive in accordance with the immediately preceding sentence, the Company may elect (such election to be evidenced by a Board Resolution) to distribute to such Holder a due bill for the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets to which such Holder is so entitled, provided, that such due bill (a) meets any applicable requirements of the principal national securities exchange or other market on which the Common Stock is then traded and (b) requires payment or delivery of such shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets no later than the date of payment or delivery thereof to holders of shares of Common Stock receiving such distribution.


         SECTION 15.9   RESERVATION OF SHARES OF COMMON STOCK.

         The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock or treasury shares, for the purpose of effecting the conversion of Debentures, the full number of shares of Common Stock then issuable upon the conversion of all outstanding Debentures.

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         SECTION 15.10  PAYMENT OF CERTAIN TAXES UPON CONVERSION.

          The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Debentures pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Debenture or Debentures to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.


         SECTION 15.11  NONASSESSABILITY.

         The Company covenants that all shares of Common Stock which may be issued upon conversion of Debentures will upon issue in accordance with the terms hereof be duly and validly issued and fully paid and nonassessable.


         SECTION 15.12  DUTIES OF TRUSTEE REGARDING CONVERSION.

         Neither the Trustee nor any Conversion Agent shall at any time be under any duty or responsibility to any Holder of Debentures that is convertible into Common Stock to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, whether herein or in any supplemental indenture (or whether a supplemental indenture need be entered into), any resolutions of the Board of Directors or written instrument executed by one or more officers of the Company provided to be employed in making the same. Neither the Trustee nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Debentures and neither the Trustee nor any Conversion Agent makes any representation with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Debenture for the purpose of conversion or to comply with any of the covenants of the Company contained in this Article XV or in the applicable supplemental indenture, resolutions of the Board of Directors or written instrument executed by one or more duly authorized officers of the Company. All Debentures delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 2.9.


         SECTION 15.13  REPAYMENT OF CERTAIN FUNDS UPON CONVERSION.

         Any funds which at any time shall have been deposited by the Company or on its behalf with the Trustee or any other paying agent for the purpose of paying the principal of, and premium, if any, and interest, if any, on any of the Debentures and which shall not be required for such purposes because of the conversion of such Debentures as provided in this Article XV shall after such conversion be repaid to the Company by the Trustee upon the Company's written request.


         SECTION 15.14  RESTRICTIONS ON COMMON STOCK ISSUABLE UPON CONVERSION.

         (a) Shares of Common Stock to be issued upon conversion of a Debenture in respect of Restricted Preferred Securities (as defined in the Declaration) shall bear such restrictive legends as the Company may provide in accordance with applicable law. Neither the Trustee nor the Conversion Agent

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shall have any responsibility for the inclusion or content of any such restrictive legend on such Common Stock; provided, however, that the Trustee or the Conversion Agent shall have provided to the Company or to the Company's transfer agent for such Common Stock, prior to or concurrently with a request to the Company to deliver to such Conversion Agent certificates for such Common Stock, written notice that the Convertible Preferred Securities delivered for conversion are Restricted Preferred Securities.

         (b) If shares of Common Stock to be issued upon conversion of a Debenture in respect of Restricted Preferred Securities are to be registered in a name other than that of the Holder of such Convertible Preferred Security, then the Person in whose name such shares of Common Stock are to be registered must deliver to the Conversion Agent a certificate satisfactory to the Company and signed by such Person, as to compliance with the restrictions on transfer applicable to such Convertible Preferred Security. Neither the Trustee nor any Conversion Agent or Registrar shall be required to register in a name other than that of the Holder shares of Common Stock or such Certificate Preferred Securities issued upon conversion of any such Convertible Preferred Security in respect of such Convertible Preferred Securities not so accompanied by a properly completed certificate.


                                  ARTICLE XVI

                            MISCELLANEOUS PROVISIONS


         SECTION 16.1   COMPLIANCE CERTIFICATES AND OPINIONS.

         Except as otherwise expressly provided by this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished. Every certificate or opinion by or on behalf of the Company with respect to compliance with a condition or covenant provided for in this Indenture, except for certificates provided for in Section 5.5, shall include:

              (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

              (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

              (c) a statement that, in the opinion of each such individual, the individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

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         SECTION 16.2   FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.


         SECTION 16.3   NOTICES, ETC., TO TRUSTEE AND COMPANY.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

              (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
         Attention: Corporate Trust Trustee Administration, or

              (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture, to the attention of its Treasurer, or at any other address previously furnished in writing to the Trustee by the Company.


         SECTION 16.4   NOTICE TO HOLDERS OF DEBENTURES; WAIVER.

         Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Debentures of any event, such notice shall be sufficiently given to Holders of Debentures if in writing and mailed, first-class postage prepaid, to each Holder of a Debenture affected by such event, at the address of such Holder as it appears in the Debenture Register, not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders of Debentures by mail, then such notification as shall be made with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. In any case where notice to Holders of Debentures is given by mail, neither the failure to mail

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such notice, nor any defect in any notice mailed to any particular Holder of a
Debenture shall affect the sufficiency of such notice with respect to other Holders of Debentures.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.

         Waivers of notice by Holders of Debentures shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.


         SECTION 16.5   LANGUAGE OF NOTICES, ETC.

         Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.


         SECTION 16.6 CONFLICT WITH REQUIRED PROVISIONS OF THE TRUST INDENTURE ACT.

         If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of Sections 310 to 318, inclusive, of the Trust Indenture Act, such required provision shall control.


         SECTION 16.7   EFFECT OF HEADINGS AND TABLE OF CONTENTS.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


         SECTION 16.8   SUCCESSORS AND ASSIGNS.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.


         SECTION 16.9   SEPARABILITY CLAUSE.

         In case any provision in this Indenture or the Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


         SECTION 16.10  BENEFITS OF INDENTURE.

         Nothing in this Indenture or the Debentures, express or implied, shall give to any Person, other than the parties hereto, any Authenticating Agent, any Paying Agent, any Debentures Registrar and their successors hereunder and the Holders of Debentures, any benefit or any legal or equitable right, remedy or claim under this Indenture.

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         SECTION 16.11  GOVERNING LAW.

         This Indenture and the Debentures shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof.


         SECTION 16.12  LEGAL HOLIDAYS.

         In any case where any Interest Payment Date, Redemption Date, sinking fund payment date, Maturity or Stated Maturity of a Debenture shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Debentures other than a provision in Debentures which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such succeeding Business Day.


         SECTION 16.13  EXECUTION IN COUNTERPARTS.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                      69




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         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.


                                  INSIGNIA FINANCIAL GROUP, INC.


                                  By /s/ Ronald Uretta
                                    ------------------------------------------
                                  Name: Ronald Uretta
                                  Title: Chief Operating Officer and Treasurer


                                  FIRST UNION NATIONAL BANK OF SOUTH CAROLINA


                                  By /s/ Rosemary M. Greco
                                    ------------------------------------------
                                  Name: Rosemary M. Greco
                                  Title: Vice President

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                                                                     EXHIBIT A
                                                                     ---------


                   [(FORM OF FACE OF CONVERTIBLE DEBENTURE)]

     [IF THE DEBENTURE IS TO BE A GLOBAL DEBENTURE, INSERT THE FOLLOWING -- This Debenture is a Book Entry Debenture within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Debenture is exchangeable for Convertible Debentures registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Debenture (other than a transfer of this Debenture as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in such limited circumstances.

     Unless this Debenture is presented by an authorized representative of The Depositary Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Debenture issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depositary Trust Company and any payment hereon is made to Cede & Co. or such other person or entity so named by The Depositary Trust Company, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]


     THIS SECURITY AND ANY COMMON STOCK ISSUED ON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, REPRESENTS, ACKNOWLEDGES, AND AGREES FOR THE BENEFIT OF INSIGNIA FINANCIAL GROUP, INC. (THE "COMPANY") THAT:
(I) IT HAS ACQUIRED A "RESTRICTED SECURITY" THAT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT; (II) IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF

SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY APPLICABLE JURISDICTION; AND (III) IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THIS SECURITY OF THE RESALE RESTRICTIONS SET FORTH IN (II) ABOVE. ANY OFFER, SALE OR OTHER DISPOSITION PURSUANT TO THE FOREGOING CLAUSE (D), (E) OR (F) IS SUBJECT TO THE RIGHT OF THE ISSUER OF THIS SECURITY AND THE TRUSTEES FOR SUCH ISSUER (i) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM IN FORM AND SUBSTANCE, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

CUSIP No._____________________


Certificate No._______________                                 $_____________




                        INSIGNIA FINANCIAL GROUP, INC.

                   6 1/2% CONVERTIBLE SUBORDINATED DEBENTURE


     Insignia Financial Group, Inc., a Delaware corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ______________ or registered assigns, the principal sum of _____________ Dollars ($___________) {ADD FOR GLOBAL DEBENTURE OR DEBENTURE ORIGINALLY ISSUED TO PROPERTY TRUSTEE:
(as increased or decreased as indicated on Schedule A attached hereto)} on September 30, 2016, and to pay interest on said principal sum from November 1, 1996, or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on March 31, June 30, September 30, and December 31 of each year commencing December 31, 1996, at the rate of 6 1/2% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded quarterly. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Convertible Debenture is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof), be paid to the person in whose name this Convertible Debenture (or one or more Predecessor Debentures, as defined in said Indenture) is registered on the Regular Record Date for such interest installment which shall be the close of business on the date 15 days prior to such Interest Payment Date unless otherwise provided in the Indenture. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such Regular Record Date and may be paid to the Person in whose name this Convertible Debenture (or one or more Predecessor Debentures) is registered at the close of business on a special record date to be fixed by the Trustee (referred to on the reverse hereof) for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of the Convertible Debentures not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Convertible Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Convertible Debenture shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered Holder at such address as shall appear in the Debenture Register. Notwithstanding the foregoing, so long as the Holder of this Convertible Debenture is the Property Trustee, the payment of the principal of (and premium, if any) and interest on this Convertible Debenture will be made at such place and to such account as may be designated by the Property Trustee.

     The indebtedness evidenced by this Convertible Debenture is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness, and this Convertible Debenture is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Convertible Debenture, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each Holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such Holder upon said provisions.

     This Convertible Debenture shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

     The provisions of this Convertible Debenture are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed.


                                          INSIGNIA FINANCIAL GROUP, INC.


                                           By:__________________________
                                              Name:
                                              Title:

Attest:


By:___________________________
   Name:
   Title:

                    [FORM OF CERTIFICATE OF AUTHENTICATION]

                         CERTIFICATE OF AUTHENTICATION


     This is one of the Debentures referred to in the within-mentioned
Indenture.


Dated:
      --------------------------------



First Union National Bank of South Carolina, as Trustee


By:
   ----------------------------------
   Authorized Signatory




                        [FORM OF REVERSE OF DEBENTURE]

     This Convertible Debenture is one of a duly authorized series of Debentures of the Company (herein sometimes referred to as the "Debentures"), specified in the Indenture, all issued or to be issued in one series under and pursuant to an Indenture (the "Indenture") dated as of November 1, 1996, duly executed and delivered between the Company and First Union National Bank of South Carolina, as Trustee (the "Trustee"), to which Indenture (which term shall include, collectively, any and all indentures supplemental thereto) reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of Convertible Debentures. This series of Debentures is limited in aggregate principal amount as specified in the Indenture and is herein sometimes referred to as the "Convertible Debentures."

     Upon the occurrence and during the continuation of a Tax Event, in certain circumstances, this Convertible Debenture may become due and payable, in whole or in part, at the principal amount together with any interest accrued thereon, including Additional Payments (the "Special Redemption Price"). The Special Redemption Price shall be paid prior to 12:00 noon, New York time, on the date of such redemption or at such earlier time as the Company determines.

     In addition, the Company shall have the right to redeem this Convertible Debenture at the option of the Company, upon not less than 20 nor more than 60 days' notice, in whole or in part at any time on or after November 1, 1999 (an "Optional Redemption") at the following prices (expressed as percentages of the principal amount of the Convertible Debentures) (the "Optional Redemption Price") together with accrued and unpaid interest, including Additional Payments, if any, to, but excluding, the redemption date, if redeemed during the 12-month period beginning September 30 (or, in the case of 1999, the period beginning November 1):

                 Year                Redemption Price
                 ----                ----------------

                  1999                     102.0%
                  2000                     101.0%

                  2001 and thereafter      100.0%

     If Convertible Debentures are redeemed on any March 31, June 30, September 30, or December 31, accrued and unpaid interest shall be payable to Holders of record on the relevant record date, instead of the Holders on the Redemption Date.

     So long as the corresponding Convertible Preferred Securities are outstanding, the proceeds from the redemption of any of the Convertible Debentures will be used to redeem Convertible Preferred Securities.

     If the Convertible Debentures are only partially redeemed by the Company pursuant to an Optional Redemption, the Convertible Debentures will be redeemed on a pro rata basis, in portions equal to $50 (or any integral multiple thereof) of the principal amount of Convertible Debentures.

     In the event of redemption of this Convertible Debenture in part only, a new Convertible Debenture or Convertible Debentures for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Convertible Debentures and all interest accrued thereon (including any Additional Payments) may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Debentures affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Debentures; provided, however, that no such supplemental indenture shall (a) change the fixed maturity of any Debenture, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or make any change that adversely affects the right to convert any Debenture or make any change in the subordination provisions that adversely affects the rights of any Holders of any Debenture, without the consent of the Holder of each Debenture so affected, or (b) reduce the aforesaid percentage of Debentures, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each Debenture then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Debentures at the time outstanding, on behalf of all of the Holders of the Debentures, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any Debentures or a default with respect to certain covenants concerning the Insignia Trust more fully set forth in the Indenture or a default in respect of any provision in the Indenture that cannot be modified without the consent of the Holders of all Debentures affected thereby. Any such consent or waiver by the registered Holder of this Convertible Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Convertible Debenture and of any Convertible Debenture issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Convertible Debenture.

     No reference herein to the Indenture and no provision of this Convertible Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Convertible Debenture at the time and place and at the rate and in the money herein prescribed.

     As long as an Event of Default shall not have occurred and be continuing and certain other conditions have been satisfied, the Company shall have the right at any time during the term of the Convertible Debentures and from time to time to extend the interest payment period of such Convertible Debentures for up to 20 consecutive quarters (an "Extended Interest Payment Period"), at the end of which period the Company shall pay all interest (including Additional Payments) then accrued and unpaid (together with interest thereon at the rate specified for the Convertible Debentures to the extent that payment of such interest is enforceable under applicable law) to the Holders as they appear on the transfer records of the Company as of the first Regular Record Date after the Extended Interest Payment Period. Before the termination of any such Extended Interest Payment Period, the Company may further extend such Extended Interest Payment Period, provided that such Extended Interest Payment Period together with all such further extensions thereof shall not exceed 20 consecutive quarters. At the termination of any such Extended Interest Payment Period and upon the payment of all accrued and unpaid interest (including all Additional Payments) then due, the Company may commence a new Extended Interest Payment Period.

     As provided in the Indenture and subject to certain limitations therein set forth, this Convertible Debenture is transferable by the registered Holder hereof on the Debenture Register of the Company, upon surrender of this Convertible Debenture for registration of transfer at the office or agency of the Trustee in Columbia, South Carolina accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Convertible Debentures of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

     Prior to due presentment for registration of transfer of this Convertible Debenture, the Company, the Trustee, any paying agent and the Debenture Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Convertible Debenture shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other
than the Debenture Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Debenture Registrar shall be affected by any notice to the contrary.

     No recourse shall be had for the payment of the principal of or the interest on this Convertible Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

     The Holder of any Convertible Debenture has the right, exercisable at any time beginning December 31, 1996 and prior to the close of business (New York time) on September 30, 2016 (or, in the case of a Convertible Debenture called for redemption, prior to the close of business on the Business Day prior to the corresponding redemption date), to convert the principal amount thereof (or any portion thereof that is an integral multiple of $50) into shares of Common Stock at the initial conversion rate of 1.8868 shares of Common Stock for each $50 in aggregate principal amount of Convertible Debenture (equivalent to a Conversion Price of $26.50 per share of Common Stock), subject to adjustment under certain circumstances.

     To convert a Convertible Debenture, a Holder must (a) complete and sign a conversion notice substantially in the form attached hereto, (b) surrender the Convertible Debenture to the Conversion Agent, (c) furnish appropriate endorsements or transfer documents if required by the Conversion Agent and (d) pay any transfer or similar tax, if required. Upon conversion, no adjustment or payment will be made for interest (including Additional Payments) or dividends, but if any Holder surrenders a Convertible Debenture for conversion on or after the Regular Record Date for the payment of an installment of interest and prior to the opening of business on the next Interest Payment Date, then, notwithstanding such conversion, the interest payable on such Interest Payment Date will be paid to the registered Holder of such Convertible Debenture on such Regular Record Date. The number of shares issuable upon conversion of a Convertible Debenture is determined by dividing the principal amount of the Convertible Debentures converted by the Conversion Price in effect on the Conversion Date. No fractional shares will be issued upon conversion but a cash adjustment will be made for any fractional interest. The outstanding principal amount of any Convertible Debenture shall be reduced by the portion of the principal amount thereof converted into shares of Common Stock.

     The Convertible Debentures are issuable only in registered form without Coupons in denominations of $50 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Convertible Debentures are exchangeable for a like aggregate principal amount of Convertible Debentures of a different authorized denomination, as requested by the Holder surrendering the same.

     All terms used in this Convertible Debenture that are not defined herein but are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THE CONVERTIBLE DEBENTURES WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

                         [FORM OF ELECTION TO CONVERT]
                              ELECTION TO CONVERT


To:  Insignia Financial Group, Inc.

     The undersigned owner of this Convertible Debenture hereby irrevocably exercises the option to convert this Convertible Debenture, or the portion below designated, into Class A Common Stock of INSIGNIA FINANCIAL GROUP, INC. in accordance with the terms of the Indenture referred to in this Convertible Debenture, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.


Date:                ,
     ------------ ----
         in whole             in part
                  ----                ----
                              Portion of Convertible Debenture to be converted
                              ($50 or integral multiples thereof):

                             $
                             ------------------------

                             Signature (for conversion only)

                             Please Print or Typewrite Name and Address,
                             Including Zip Code, and Social Security or Other
                              Identifying Number


                             -------------------------------------------------

                             -------------------------------------------------

                             -------------------------------------------------

                             -------------------------------------------------

                           Signature Guarantee: (1)
                                                     -------------------------

(1) Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Conversion Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Conversion Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                  ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned assigns and transfers this Convertible Debenture to:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------


(Insert assignee's social security or tax identification number)

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------


(Insert address and zip code of assignee)

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------


and irrevocably appoints
                        -----------------------------------------------------
agent to transfer this Convertible Debenture on the books of the Company. The agent may substitute another to act for him or her.

Date:
      -------------------------

Signature:
          ---------------------

(Sign exactly as your name appears on the other side of this Convertible Debenture)

Signature Guarantee(2):
                       -----------------------------

(2) Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Debenture Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

               [TO BE ATTACHED TO GLOBAL DEBENTURE OR DEBENTURE
                    ORIGINALLY ISSUED TO PROPERTY TRUSTEE]


                                                                    SCHEDULE A

     The original principal amount of this Debenture shall be $__________. The following increases or decreases in the principal amount of this Debenture have been made:



                                                                    Signature of
                                                                    authorized
Date of    Amount of         Amount of         Principal amount of  officer of
increase/  increase in       decrease in       Debenture following  Trustee or
decrease   principal amount  principal amount  increase/decrease    Custodian
--------   ----------------  ----------------  -----------------    ---------